UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
Starwood Real Estate Income Trust, Inc.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Proxy Statement And Notice of Annual Meeting of Stockholders 2026 www.starwoodnav.reit

Starwood Real Estate Income Trust, Inc. 2340 Collins Avenue Miami Beach, Florida 33139

DATE & TIME:	LOCATION:	RECORD DATE:

Tuesday, August 11, 2026	https://web.viewproxy.com/SREIT/2026	May 13, 2026
9:00 a.m. Eastern Time

Dear Stockholders:	June 17, 2026

You are cordially invited to virtually attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Starwood Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), which will be held via internet webcast at 9:00 a.m. Eastern Time on Tuesday, August 11, 2026. To virtually attend the Annual Meeting, you must register in advance, using your control number and other information, at https://web.viewproxy.com/ SREIT/2026 prior to the deadline of Friday, August 7, 2026 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. Online access to the Annual Meeting will open on Tuesday, August 11, 2026 at approximately 8:45 a.m. Eastern Time, and you should allow ample time to log in and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. Live representatives will be available to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive one hour prior to the start of the Annual Meeting. You will also be permitted to submit questions at the time of registration. At the Annual Meeting, stockholders will be asked to consider and vote upon:

•	the election of ten director nominees listed in this Proxy Statement (the “Proxy Statement”);

•	the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

•	such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Details concerning those matters to come before stockholders at the Annual Meeting are described in this Proxy Statement. The Board of Directors unanimously recommends that you vote FOR all nominees for director listed in the Proxy Statement and FOR the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026.

The Company has elected to provide access to its proxy materials to certain of its stockholders over the internet under the U.S. Securities and Exchange Commission’s “notice and access” rules. On or about June 17, 2026, the Company intends to deliver to its stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and annual report and how to submit proxies over the internet. The Notice of Internet Availability of Proxy Materials also contains instructions on how you can elect to receive a printed copy of the Proxy Statement and annual report. The Company believes that providing its proxy materials over the internet will expedite stockholders’ receipt of proxy materials, lower the costs associated with the Annual Meeting and conserve resources.

For the Annual Meeting, the Company will make a charitable donation for every stockholder that votes to Habitat for Humanity. Habitat for Humanity is a global nonprofit organization that works together with families, local communities, volunteers and partners from around the world so that more people are able to live in affordable and safe homes.

It is important that your shares be represented at the Annual Meeting and voted in accordance with your wishes. Whether or not you plan to virtually attend the Annual Meeting, we urge you to complete a proxy as promptly as possible — by internet, telephone or mail — so that your shares will be voted at the Annual Meeting. This will not limit your right to vote virtually in person or to virtually attend the Annual Meeting.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR

THE ANNUAL MEETINGOF STOCKHOLDERS TO BE HELD ON AUGUST 11, 2026:

Our Proxy Statement, form of proxy card and 2025 Annual Report to stockholders are also available at

web.viewproxy.com/SREIT/2026

On behalf of the Board of Directors and management, I thank you for your continuing support.

Sincerely,

Barry Sternlicht

Chairman of the Board

2	STARWOOD REAL ESTATE INCOME TRUST

Starwood Real Estate Income Trust, Inc. 2340 Collins Avenue
Miami Beach, Florida 33139

Notice of 2026 Annual Meeting of Stockholders and Proxy Statement

DATE & TIME:	LOCATION:	RECORD DATE:

Tuesday, August 11, 2026	https://web.viewproxy.com/SREIT/2026	May 13, 2026
9:00 a.m. Eastern Time

We hereby notify you that Starwood Real Estate Income Trust, Inc., a Maryland corporation (the “Company”), is holding its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) virtually via internet webcast at 9:00 a.m. Eastern Time on Tuesday, August 11, 2026. To virtually attend the Annual Meeting, you must register in advance, using your control number and other information, at https://web.viewproxy.com/SREIT/2026 prior to the deadline of Friday, August 7, 2026 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. Online access to the Annual Meeting will open on Tuesday, August 11, 2026 at approximately 8:45 a.m. Eastern Time, and you should allow ample time to log in and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. Live representatives will be available to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive one hour prior to the start of the Annual Meeting. You will also be permitted to submit questions at the time of registration. At the Annual Meeting, stockholders will be asked to consider and vote upon:	Vote by Internet Vote by Phone

1.  the election of ten director nominees listed in the proxy statement (the “Proxy Statement”);

2.  the ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the year ending December 31, 2026; and

3.  such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Vote by Mail

You can vote your shares of common stock at the Annual Meeting and any adjournments or postponements thereof if the Company’s records show that you were a stockholder of record as of the close of business on May 13, 2026, the record date for the Annual Meeting.

To express our appreciation for your participation, the Company will make a charitable donation to Habitat for Humanity on behalf of every stockholder that votes.

Stockholders, whether or not they expect to be virtually present at the Annual Meeting, are requested to authorize a proxy to vote their shares electronically via the internet, by telephone or by completing and returning the proxy card. Voting instructions are printed on your Notice of Internet Availability of Proxy Materials, proxy card and included in the accompanying Proxy Statement. Any person giving a proxy has the power to revoke it at any time prior to the Annual Meeting and stockholders who are virtually present at the Annual Meeting may withdraw their proxies and vote virtually in person at the Annual Meeting.

Participate in the Virtual Annual Meeting

Sincerely,

Matthew Guttin

Chief Compliance Officer and Secretary

PROXY STATEMENT 2026	3

4	STARWOOD REAL ESTATE INCOME TRUST

PROXY STATEMENT 2026	5

Proxy Statement for 2026 Annual Meeting of Stockholders to be Held on August 11, 2026

This Proxy Statement (the “Proxy Statement”) is being furnished by and on behalf of the Board of Directors (the “Board of Directors”) of Starwood Real Estate Income Trust, Inc., a Maryland corporation, in connection with the solicitation of proxies to be voted at our 2026 Annual Meeting of Stockholders (the “Annual Meeting”). A Notice of Internet Availability of Proxy Materials containing instructions on how to access the Proxy Statement and how to submit proxies over the internet, will be first delivered on or about June 17, 2026 to stockholders of record as of the close of business on May 13, 2026. Our 2025 Annual Report on Form 10-K (“Annual Report on Form 10-K”) was previously delivered to stockholders. The words “Starwood Real Estate Income Trust,” “we,” “our,” “us,” and “our company” refer to Starwood Real Estate Income Trust, Inc., together with its consolidated subsidiaries, including Starwood REIT Operating Partnership L.P. (the “Operating Partnership”), a Delaware limited partnership of which we are the general partner, unless the context requires otherwise. The term “Advisor” refers to Starwood REIT Advisors, L.L.C., our advisor. The Advisor is part of Starwood Capital Group (together with its affiliates, “Starwood Capital”), a private real estate investment firm. Starwood Capital Group Holdings, L.P. serves as our sponsor.

General Information about the Annual Meeting and Voting

In this section of the Proxy Statement, we answer some common questions regarding our Annual Meeting and the voting of shares at the Annual Meeting.

Where and when will the Annual Meeting be held?

The Annual Meeting will be held virtually via internet webcast at 9:00 a.m. Eastern Time on Tuesday, August 11, 2026. To virtually attend the Annual Meeting, you must register in advance, using your control number and other information, at https://web. viewproxy.com/SREIT/2026 prior to the deadline of Friday, August 7, 2026 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. Online access to the Annual Meeting will open on Tuesday, August 11, 2026 at approximately 8:45 a.m. Eastern Time, and you should allow ample time to log in and test your computer audio system. We recommend that you carefully review the procedures needed to gain admission in advance. Live representatives will be available to assist you with any technical difficulties you may have accessing the virtual Annual Meeting. If you encounter any difficulties accessing the virtual Annual Meeting during check-in or during the meeting, please call the technical support number that will be listed on the email you will receive one hour prior to the start of the Annual Meeting. You will also be permitted to submit questions at the time of registration.

What is this document and why have I received it?

This Proxy Statement and the enclosed proxy card are being furnished to you, as a stockholder of Starwood Real Estate Income Trust, because our Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement contains information that stockholders should consider before voting on the proposals to be presented at the Annual Meeting.

We intend to deliver the Notice of Internet Availability of Proxy Materials on or about June 17, 2026 to all stockholders of record entitled to vote at the Annual Meeting.

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What am I voting on?

There are two proposals scheduled to be considered and voted on at the Annual Meeting:

•	Proposal 1: Election of ten director nominees listed herein; and

•	Proposal 2: Ratification of the appointment of Deloitte & Touche LLP (“Deloitte”), as our independent registered public accounting firm for the year ending December 31, 2026.

What is the required vote for approval of each proposal?

Proposal 1: Election of ten director nominees listed herein. The affirmative vote of a majority of the shares entitled to vote that are present virtually in person or by proxy at the Annual Meeting is required for the election of each nominee for director. Abstentions and broker non-votes will have the effect of a vote against the nominees.

Proposal 2: Ratification of the appointment of Deloitte as our independent registered public accounting firm the year ending December 31, 2026. A majority of the votes cast at the Annual Meeting virtually in person or by proxy is required to approve the auditor ratification proposal. Abstentions, if any, will not affect the outcome of this proposal. Your shares may be voted on for this proposal if they are held in the name of a brokerage firm even if you do not provide the brokerage firm with voting instructions.

There is no cumulative voting for these proposals, and appraisal rights are not applicable to the matters being voted upon.

How does the Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote your shares as follows:

•	FOR the election of each of the ten director nominees listed herein; and

•	FOR the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026.

Who can vote?

Holders of record of our shares of common stock as of the close of business on May 13, 2026 (the “Record Date”) will be entitled to vote at the Annual Meeting. As of the Record Date, there were 172,810,820 shares of Class S common stock (“Class S shares”), 4,573,300 shares of Class T common stock (“Class T shares”), 24,332,392 shares of Class D common stock (“Class D shares”), and 185,383,502 shares of Class I common stock (“Class I shares”) issued and outstanding for a total of 387,100,013 shares of our common stock issued and outstanding. You are entitled to one vote for each share you held as of the Record Date.

How do I vote if I am a registered stockholder?

If you are a registered stockholder (that is, if your shares are registered on our records in your name and not in the name of your broker or nominee), you may vote virtually in person by virtually attending the Annual Meeting. Additionally, you may authorize a proxy to vote your shares in any of the following ways described below:

•

via the internet by going to https://web.viewproxy.com/sreit/2026 and following the on-screen directions. Please have your proxy card or your Notice of Internet Availability of Proxy Materials in hand when accessing the website, as it contains a control number required to record your voting instructions via the internet;

PROXY STATEMENT 2026	7

•

by phone by calling the number listed on the proxy card or your Notice of Internet Availability of Proxy Materials, 1-866-402-3905, and following the recorded instructions. You will need the control number included on your proxy card or your Notice of Internet Availability of Proxy Materials in order to record your voting instructions by telephone; or

•	by mail by marking, signing, dating and returning the enclosed proxy card.

If you authorize a proxy by telephone or internet, you do not need to mail your proxy card. See the attached proxy card for more instructions on how to vote your shares.

All proxies that are properly executed and received by our Secretary prior to the Annual Meeting, and are not revoked, will be voted at the Annual Meeting. Even if you plan to virtually attend the Annual Meeting, we urge you to return your proxy card or submit a proxy by telephone or via the internet to assure the representation of your shares at the Annual Meeting.

How do I vote if I hold my shares in “street name”?

If your shares are held by your bank or broker as your nominee (in “street name”), you should receive a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

If your shares are held in “street name” and you wish to attend the Annual Meeting and/or vote during the meeting, you must register in advance, using your control number provided by your broker, bank or other nominee, and other information, at https://web.viewproxy.com/SREIT/2026 prior to the deadline of Friday, August 7, 2026 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting. In addition, you may be required to provide a legal proxy in order to vote at the meeting. Please follow the instructions while registering and the instructions you receive from your broker, bank or nominee. You will not need a legal proxy to attend the meeting, but you may need it to submit your vote during the meeting.

How can I authorize a proxy to vote over the internet or by telephone?

To authorize a proxy to vote electronically via the internet, go to https://web.viewproxy.com/sreit/2026 and follow the instructions. Please have your proxy card or your Notice of Internet Availability of Proxy Materials in hand when accessing the website, as it contains a control number required to record your voting instructions via the internet.

If you have access to a touch-tone telephone, you may authorize your proxy by dialing 1-866-402-3905 and following the recorded instructions. You will need the control number included on your proxy card or your Notice of Internet Availability of Proxy Materials in order to record your voting instructions by telephone.

What if I return my proxy but do not mark it to show how I am voting?

If you submit a signed proxy without indicating your vote on any matter, the designated proxies will vote to elect all ten director nominees as directors and to approve the ratification of the appointment of Deloitte as our independent registered public accounting firm for the year ending December 31, 2026.

What if other matters come up at the Annual Meeting?

At the date this Proxy Statement went to press, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this Proxy Statement. If other matters are properly presented for consideration at the Annual Meeting or any adjournment or postponement thereof and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

8	STARWOOD REAL ESTATE INCOME TRUST

Can I change my vote or revoke my proxy after I authorize my proxy?

Yes. At any time before the vote on a proposal, you can change your vote either by:

•	executing or authorizing, dating and delivering to us a new proxy with a later date that is received no later than Monday, August 10, 2026;

•	authorizing a proxy again via the internet or by telephone at a later time before the closing of those voting facilities at 11:59 p.m. Eastern Time on Monday, August 10, 2026;

•	sending a written statement revoking your proxy card to our Secretary or any corporate officer of our company, provided such statement is received no later than Monday, August 10, 2026; or

•	virtually attending the Annual Meeting and voting your shares during the Annual Meeting.

Your virtual attendance at the Annual Meeting will not, by itself, revoke a proxy previously authorized by you. We will honor the proxy card or authorization with the latest date.

Proxy revocation notices should be sent to Starwood Real Estate Income Trust, Inc., 2340 Collins Avenue, Miami Beach, FL 33139. Attention: Secretary. New paper proxy cards should be sent to Alliance Advisors, LLC, 150 Clove Road, Little Falls, NJ 07474.

How can I attend and vote at the Annual Meeting?

Any stockholder can attend the Annual Meeting virtually. If you virtually attend the Annual Meeting, you can vote your shares electronically and submit questions during the Annual Meeting. Upon completing your registration, you will receive further instructions via email, including your unique link that will allow you to access the Annual Meeting and vote online during the meeting.

Will I be able to participate in the virtual Annual Meeting on the same basis I would be able to participate in a live annual meeting?

The virtual meeting format for the Annual Meeting will enable full and equal participation by all our stockholders from any place in the world at little to no cost. We designed the format of the Annual Meeting to ensure that our stockholders who virtually attend our Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting and to enhance stockholder access, participation and communication.

What constitutes a quorum?

We will convene the Annual Meeting if stockholders representing the required quorum of shares of our common stock entitled to vote either sign and return their paper proxy cards, authorize a proxy to vote electronically or telephonically or virtually attend the Annual Meeting. The presence, either virtually or by proxy, at the Annual Meeting of at least 50% of all the votes entitled to be cast on any matter will constitute a quorum. Under our bylaws, if a quorum is not present at the Annual Meeting, the Chairman of the Annual Meeting may adjourn the Annual Meeting to a date not more than 120 days from the original Record Date for the Annual Meeting without notice other than an announcement at the Annual Meeting. If you sign and return your paper proxy card or authorize a proxy to vote electronically or telephonically, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote as indicated in the proxy materials. Broker non-votes and abstentions will also be considered present for the purpose of determining whether we have a quorum.

A “broker non-vote” occurs when a broker does not vote on a matter on the proxy card because the broker does not have discretionary voting power for that particular matter and has not received voting instructions from the beneficial owner.

PROXY STATEMENT 2026	9

Who will count the votes?

Representatives of Alliance Advisors, LLC, our solicitor, will count the votes and will serve as the independent inspector of election.

Where can I find the voting results of the Annual Meeting?

We intend to announce preliminary voting results at the Annual Meeting and then disclose the final results in a Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the date of the Annual Meeting.

How can I get additional copies of this Proxy Statement or other information filed with the SEC relating to this solicitation?

You may obtain additional copies of this Proxy Statement by calling our solicitor, Alliance Advisors, LLC, toll-free at 1-877-777-2857. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report on Form 10-K.

What is the Notice of Internet Availability of Proxy Materials?

In accordance with SEC regulations, we have made this Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K available to stockholders on the internet. On or about June 17, 2026, we will mail, or electronically deliver to those stockholders who have consented, a Notice of Internet Availability of Proxy Materials. The Notice of Internet Availability of Proxy Materials contains instructions on how to access the Proxy Statement and Annual Report on Form 10-K and how to submit proxies over the internet. Stockholders may (i) access and review the proxy materials, (ii) authorize their proxies, and/or (iii) elect to receive future proxy materials by electronic delivery, via the internet address provided below.

This Proxy Statement, the Notice of Annual Meeting of Stockholders and the Annual Report on Form 10-K are available at https://web.viewproxy.com/SREIT/2026.

Why did I get electronic delivery of proxy materials?

Pursuant to the rules adopted by the SEC, we furnish proxy materials by email to those stockholders who have elected to receive their proxy materials electronically. While we encourage stockholders to take advantage of electronic delivery of proxy materials, which helps to reduce the environmental impact of annual meetings and the cost associated with the physical printing and mailing of materials, stockholders who have elected to receive proxy materials electronically by email, as well as beneficial owners of common shares held by a broker or custodian, may request a printed set of proxy materials. The Notice of Internet Availability of Proxy Materials contains instructions on how you can elect to receive a printed copy of the Proxy Statement and Annual Report on Form 10-K.

10	STARWOOD REAL ESTATE INCOME TRUST

Where can I get more information about Starwood Real Estate Income Trust, Inc.?

Prior to this solicitation, we provided you with our Annual Report on Form 10-K that contains our audited financial statements. We also file reports and other documents with the SEC. You can view these documents at the SEC’s website, www.sec.gov. You can also find more information on our website, www.starwoodnav.reit.

How is this solicitation being made?

This solicitation is being made primarily by the delivery of these proxy materials. Supplemental solicitations may be made by mail, email or telephone by our officers and representatives, who will receive no extra compensation for their services. The expenses in connection with this solicitation, including preparing and delivering these proxy materials, will be borne by us. We will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of our common stock. We have hired Alliance Advisors, LLC to assist us in the distribution of our proxy materials and for the solicitation of proxy votes. We will pay Alliance Advisors, LLC customary fees and expenses for these services of approximately $120,000.

Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Will my vote make a difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon. YOUR VOTE IS VERY IMPORTANT! Your immediate response will help avoid potential delays and may save us significant additional expenses associated with soliciting stockholder votes. We encourage you to participate in the governance of our company.

Donation to Habitat for Humanity

To recognize your participation, we will make a charitable donation to Habitat for Humanity on behalf of every stockholder that votes. Habitat for Humanity is a global nonprofit organization that works together with families, local communities, volunteers and partners from around the world so that more people are able to live in affordable and safe homes.

PROXY STATEMENT 2026	11

Proposal 1 — Election of Directors

There are currently ten members of the Board of Directors. On May 8, 2026, the Board of Directors unanimously nominated the ten directors listed below for re-election to the Board of Directors at the Annual Meeting. All of the nominees are willing to serve as directors but, if any of them should decline or be unable to act as a director, the individuals designated in the proxy cards as proxies will exercise the discretionary authority provided to vote for the election of such substitute nominee selected by our Board of Directors, unless the Board of Directors acts to reduce the size of the Board of Directors in accordance with our bylaws. The Board of Directors has no reason to believe that any such nominees will be unable or unwilling to serve.

Nominees for Election as Directors

The names, ages as of June 1, 2026 and positions with us of the nominees are as follows:

Name	Age	Position
Barry S. Sternlicht	65	Chairman of the Board
Nora Creedon	47	Chief Executive Officer, President and Director
Jonathan Pollack	49	Director
Austin Nowlin	45	Director
Richard D. Bronson	81	Independent Director
David B. Henry	77	Independent Director
Robin Josephs	66	Independent Director
Peggy Lamb	61	Independent Director
Dale Anne Reiss	78	Independent Director
James E. Walker	64	Lead Independent Director

The principal occupations and certain other information about the nominees, including their length of service as directors, are set forth below.

Barry S. Sternlicht

Barry S. Sternlicht has served as the Chairman of our Board of Directors since our formation in June 2017. He founded Starwood Capital, a private alternative investment firm focused on global real estate, hotel management, oil and gas and energy infrastructure with approximately $130 billion in assets under management as of December 31, 2025, and has served as Chairman of the Board of Directors and Chief Executive Officer since its formation in 1991. Through the Starwood Capital platform, Mr. Sternlicht has created several multi-billion public market companies, ranging from traditional real estate to branded hospitality. He serves as the Chairman of the Board of Directors and the Chief Executive Officer of Starwood Property Trust, Inc. (NYSE: STWD) (“Starwood Property Trust”), the Chairman and Chief Executive Officer of Starwood Capital Group Management, LLC, a registered investment advisor and an affiliate of the Advisor, and the Executive Chairperson of Starwood Credit Real Estate Income Trust. Throughout Mr. Sternlicht’s career, he has focused on capitalizing on emerging consumer trends, either directly via core operating assets or indirectly through Starwood Capital’s real estate portfolio. He has also executed several notable public market transactions to enhance the scale of the Starwood Capital platform, including the creation and expansion of Starwood Property Trust, the consolidation of Starwood Hotels & Resorts Worldwide, Inc. (formerly NYSE: HOT) (“HOT”), the spin-off and growth of Invitation Homes (NYSE: INVH) and the formation of Equity Residential

12	STARWOOD REAL ESTATE INCOME TRUST

(NYSE: EQR). Similarly, he has been involved in numerous private market consumer businesses as an early investor. Mr. Sternlicht also has deep operating expertise, serving as the Chairman, from January 1995 through May 2005, and as the Chief Executive Officer, from January 1995 through September 2004, of HOT. During his tenure as Chief Executive Officer, HOT’s market capitalization grew to approximately $10 billion. As Chief Executive Officer, Mr. Sternlicht executed several key acquisitions, including Westin Hotels, Patriot American and ITT Corp., and led the development of the W Hotel concept. Outside of his public market experience, Mr. Sternlicht has made a variety of investments in the consumer sector. Most notably, he has acquired or founded a number of independent hotel chains, including Baccarat Hotels, 1 Hotels and Treehouse Hotels, which are operated by SH Hotels & Resorts, a hotel brand management company and an affiliate of Starwood Capital. In addition to these investments, Mr. Sternlicht has invested in various consumer facing companies, including ThirdLove, a women’s clothing brand, Lytro, a developer of light-field cameras, and Lyric, a hospitality platform for business travelers. Mr. Sternlicht serves on the Board of Directors of The Estée Lauder Companies (NYSE: EL) and LOG Commercial Properties e Participacoes SA. Mr. Sternlicht previously served as a director to Invitation Homes (NYSE: INVH) from 2014 to 2020 and to Cano Health Inc. (NYSE: CANO) from 2021 to 2023. Mr. Sternlicht is a Founder of Jaws Mustang Acquisition Corporation (NYSE: JWSM.UN), Jaws Hurricane Acquisition Corp. (NASDAQ: HCNE) and Jaws Juggernaut Acquisition Corporation (NASDAQ: JUGG), blank check companies listed on either the New York Stock Exchange (the “NYSE”) or NASDAQ. Mr. Sternlicht is the former Chairman of the Board of TRI Pointe Group (NYSE: TPH), iStar Inc. (NYSE: STAR) and Baccarat S.A., a crystal maker headquartered in Baccarat, France. He also previously served on the Board of Directors of Restoration Hardware (NYSE: RH), Vesper Healthcare Acquisition Corp. (NASDAQ: VSPR), A.S. Roma and Equity Residential. Mr. Sternlicht received a B.A., magna cum laude, with honors from Brown University and earned an M.B.A. with distinction from Harvard Business School. Mr. Sternlicht provides our Board of Directors with a wealth of investment management experience along with extensive experience in real estate finance and development, and our Board of Directors believes Mr. Sternlicht provides a valuable perspective as its Chairman.

Nora Creedon

Nora Creedon has served as our Chief Executive Officer and President since July 2025 and as a member of our Board of Directors since November 2025. Prior to her appointment as our Chief Executive Officer and President, Ms. Creedon was a Managing Director at Goldman Sachs in the private real estate group within Asset & Wealth Management. She most recently served as the Chief Executive Officer and President of Goldman Sachs Real Estate Income Trust, Inc. (“GS REIT”), a public, non-listed equity real estate investment trust (“REIT”). She also oversaw the real estate investments of the Exchange Fund series, which included approximately $4 billion of core real estate. Ms. Creedon served on the Global Real Estate Investment Committee at Goldman Sachs. Prior to her role as the Chief Executive Officer and President of GS REIT, Ms. Creedon was the Global Head of REITs and Infrastructure strategies within Fundamental Equity investing at Goldman Sachs. Ms. Creedon first joined Goldman Sachs in 2001 and rejoined the firm in 2010 after working at Fidelity Investments from 2004 to 2007 and Fortress Investment Group from 2007 to 2010. Ms. Creedon received a B.S. in Foreign Service from Georgetown University. Ms. Creedon provides our board of directors with extensive investment management experience.

PROXY STATEMENT 2026	13

Jonathan Pollack

Jonathan Pollack has served as a member of our Board of Directors and on the Advisor’s Investment Committee since April 2025. Mr. Pollack joined Starwood Capital from Blackstone Group (“Blackstone”), where he served as Global Head of the firm’s Real Estate Credit business since 2016. Mr. Pollack’s experience goes beyond the credit area as he served on Blackstone’s Real Estate Executive Committee, Equity Investment Committee and Operating Committee. Prior to joining Blackstone in 2015, Mr. Pollack was the Global Head of Commercial Real Estate at Deutsche Bank, and established Deutsche Bank as the top commercial mortgage backed security (“CMBS”) issuer and a leading special situations investor following the global financial crisis in 2008. Mr. Pollack also spent eight years in Deutsche Bank’s London headquarters, helping to build the European commercial real estate business as the Head of Capital Markets. Mr. Pollack joined Deutsche Bank in 1999 from Nomura Group. Mr. Pollack graduated from Northwestern University with a B.A. in Economics. Mr. Pollack provides our Board of Directors with extensive experience and knowledge in the real estate and credit industry.

Austin Nowlin

Austin Nowlin has served as a member of our Board of Directors since January 2021. He serves as a member of the Advisor’s Investment Committee and has served as a Senior Managing Director and Head of Capital Markets for the Americas at Starwood Capital Group. In this role, he is responsible for all debt capital market activities for the firm’s investments in the Americas, including, the origination, structuring, and execution of asset-level and fund/ corporate-level financing activity. Since joining Starwood Capital in 2011, Mr. Nowlin has completed financings across all asset and product types, including revolving credit facilities, domestic and foreign balance sheet loans, construction financing, fixed and floating rate CMBS, preferred and mezzanine financing. He is a member of the Investment Committees at Starwood Capital and Starwood Property Trust. Prior to joining Starwood Capital, Mr. Nowlin worked at Wells Fargo and its predecessor, Wachovia Securities, in leveraged finance. He began his career at Raymond James, where he focused on making equity investments in multifamily assets. Mr. Nowlin received a B.A. in economics from Florida State University. Mr. Nowlin’s experience in the debt capital markets brings significant value to our Board of Directors in executing our investment strategy.

Richard D. Bronson

Richard D. Bronson has served as a member of our Board of Directors since November 2017. Mr. Bronson has served as the Chairman of The Bronson Companies, LLC, a real estate development, investment and advisory company based in Beverly Hills, California since 2000. Mr. Bronson has been involved in the development of commercial properties throughout the United States for more than thirty years. Mr. Bronson has served as a director of Starwood Property Trust (NYSE: STWD) since 2009 and as a director of Invitation Homes (NYSE: INVH). Mr. Bronson previously served as a director of Mirage Resorts, Inc. and as a director of Tri Pointe Homes, Inc. (NYSE: TPH). Mr. Bronson served as President of New City Development, an affiliate of Mirage Resorts, Inc., where he oversaw many of the company’s new business initiatives and activities outside Nevada. Mr. Bronson has also served as a Trustee and Vice President of the International Council of Shopping Centers, an association representing 70,000 industry professionals in more than 100 countries. Mr. Bronson is a past Trustee of The Forman School and is a past Chairman of the Board of the Archer School for Girls. Mr. Bronson serves on the Advisory Board for the Neurosurgery Division at UCLA Medical Center. Mr. Bronson’s experience and knowledge in the real estate industry provides our Board of Directors with valuable insight into potential investments and the current state of the real estate markets.

14	STARWOOD REAL ESTATE INCOME TRUST

David B. Henry

David B. Henry has served as a member of our Board of Directors since January 2018. Mr. Henry served as Chief Executive Officer of Kimco Realty Corporation (NYSE: KIM) (“Kimco”) from December 2009 to January 2016, as Vice Chairman of Kimco from May 2001 to January 2016 and in other capacities at Kimco. Before joining Kimco in April 2001, Mr. Henry served in various capacities at GE Capital Real Estate (“GE Capital”) since 1978, including as GE Capital’s Senior Vice President and Chief Investment Officer from 1998 to 2001. During his tenure at GE Capital, Mr. Henry was responsible for pension advisory activities and investment policies and strategies in the United States and international markets. Mr. Henry also served as Chairman of GE Capital’s Investment Committee and as a member of its Credit Committee. Before joining GE Capital, Mr. Henry served as Vice President for Republic Mortgage Investors from 1973 to 1978. Mr. Henry serves on the Board of Directors of Healthcare Realty (NYSE: HR). Mr. Henry previously served on the boards of Tanger Outlet Centers (NYSE: SKT), a publicly traded shopping center REIT, from January 2016 to his retirement in May 2025; Healthpeak Properties, Inc. (NYSE: PEAK) from January 2004 until retirement in April 2024; Fairfield County Bank, a private Connecticut mutual savings bank, from July 2010 until retirement in December 2024; VEREIT, Inc. (NYSE: VER), a publicly traded net lease REIT from September 2015 until its acquisition by Realty Income Corporation (NYSE: O) in November 2021, and Columbia Property Trust (NYSE: CXP), a REIT, from January 2016 until its acquisition by affiliates of PIMCO in December 2021. Mr. Henry is a trustee, member of the Executive Board of the International Council of Shopping Centers where he previously served as 2011-2012 Chairman. Additionally, he was a former Vice Chairman of the Board of Governors of NAREIT. Mr. Henry serves on the real estate advisory boards of New York University, Baruch College, Bucknell University, ALTO Real Estate Funds, DLA, LLC, Orangewood Partners and Pine Tree LLC, SERVEPRO Global DRT, and is a past member of the Columbia University Real Estate Forum. Mr. Henry is also the co-founder of Peaceable Street Capital, an equity lender for income producing commercial real estate properties. Mr. Henry received a B.S. in Business Administration from Bucknell University and an M.B.A. from the University of Miami in Miami, Florida. Mr. Henry’s extensive involvement with REITs which target a broad spectrum of assets helps provide our Board of Directors with an understanding of the market in which it competes for capital and investments. Mr. Henry is a financial expert.

Robin Josephs

Robin Josephs has served as a member of our Board of Directors since November 2017. Ms. Josephs also serves as a director, chair of the compensation committee and a member of the audit committee of MFA Financial, Inc. (NYSE: MFA), which is primarily engaged in investing in residential mortgage-backed securities, as well as a director of Safehold, Inc. (NYSE: SAFE), which had its initial public offering in June 2017 and invests in ground leases. Ms. Josephs previously served on the Board of Directors, and as lead director, of iStar Inc. (NYSE: STAR), a real estate investment and development firm, until its acquisition by Safehold, Inc. In March 2023, served as a director, member of the nominating and corporate governance committee and chair of the compensation committee of QuinStreet, Inc. (NASDAQ: QNST), a vertical marketing and online media company, and served on the Board of Directors of SoftBank SPAC (NASDAQ: SVFB), a special purpose acquisition company affiliated with SoftBank Investment Advisers that was formed to enable an initial public offering-ready technology company to list publicly. From 2005 to 2007, Ms. Josephs served as a managing director of Starwood Capital. Previously, Ms. Josephs was a senior executive with Goldman Sachs & Co. in various capacities. Ms. Josephs is a trustee of the University of Chicago Cancer Research Foundation. Ms. Josephs received a B.S. degree in economics from the Wharton School of the University of Pennsylvania and an M.B.A. from Columbia University. Ms. Josephs’ previous employment as an investment banking professional and her extensive experience as a director of public companies brings valuable knowledge of finance, capital markets and corporate governance to our Board of Directors.

PROXY STATEMENT 2026	15

Peggy Lamb

Peggy Lamb has served as a member of our Board of Directors since January 2021. Since 2017, Ms. Lamb currently serves as a Managing Director of Halstatt, LLC where she is responsible for the legacy investment portfolio and real estate investment activities. She also served as a Principal at Halstatt Real Estate Partners from 2017 to 2025. Ms. Lamb is responsible for originating, structuring, underwriting, and closing real estate investments as well as managing an existing diverse investment portfolio across multiple asset types. Ms. Lamb also serves as a trustee of Starwood Credit Real Estate Income Trust. Ms. Lamb also serves as a director of SL Green Realty Corp. (NYSE: SLG) and Opus Holdings, L.L.C. Ms. Lamb worked at Goldman Sachs from 1990 to 2005 and served in a number of management roles, including as COO for Investment Banking Real Estate Department and Chief of Staff for the Financing Group. Ms. Lamb also serves on the Real Estate Advisory Board for the University of Florida and Florida Gulf Coast University. Ms. Lamb received an M.B.A. from Harvard Business School and a B.S. from the University of Illinois.

Dale Anne Reiss

Dale Anne Reiss has served as a member of our Board of Directors since November 2017. Ms. Reiss served as the Global and the Americas Director of Real Estate Hospitality and Construction at Ernst & Young LLP from 1995 until her retirement in 2011. Ms. Reiss serves as Managing Director of Artemis Advisors LLC, a real estate restructuring and consulting firm and as Senior Managing Director of Brock Capital Group LLC, a boutique investment bank, and as chairman of its affiliate, Brock Real Estate LLC. Ms. Reiss also serves as a director and chair of the audit committee of Tutor Perini Corporation (NYSE: TPC) and as a director of DigitalBridge Group, Inc. (NYSE: DBRG), where she is a member of its audit committee and the chair of its nominating and corporate governance committee. Previously, Ms. Reiss served as a director of iStar Inc. (NYSE: STAR), CYS Investments, Inc. (NYSE: CYS), Care Capital Properties, Inc. (NYSE: CCP) and Post Properties Inc. (NYSE: PPS). She is a governor of the Urban Land Institute Foundation where she has also served as a past treasurer and board member. Ms. Reiss received an M.B.A. from the University of Chicago, a B.S. degree from the Illinois Institute of Technology and is a certified public accountant. Ms. Reiss’s extensive experience as a director of public companies and in advising public and private real estate and hospitality companies, corporations and financial institutions in all aspects of development, investment, accounting and finance, provides our Board of Directors with valuable knowledge of real estate markets and corporate governance. Ms. Reiss is a financial expert.

James E. Walker

James E. Walker has served as a member of our Board of Directors since November 2017 and serves as our lead independent director. Mr. Walker is a 30 year veteran in asset management and has held several leadership positions throughout his career. Since September 2023, Mr. Walker has served as President and Senior Managing Director of Black Diamond Capital Management (“Black Diamond”), a privately held investment management firm specializing in both performing and non-performing debt that he co-founded in 1996. Since 2018, Mr. Walker also has served as a Strategic Partner of Jadian Capital, a real estate private equity investment firm. From 2020 to 2021, Mr. Walker served as Chief Executive Officer and Partner at Palm Ventures, LLC (“Palm”), a private investment firm in Greenwich, Connecticut. At Palm, Mr. Walker led an investment in the health and wellness industry. From April 2008 until December 2016, Mr. Walker served as a Managing Partner of Fir Tree Partners (“Fir Tree”), a top 50 global alternative asset investment firm. Mr. Walker co-founded Fir Tree’s real estate opportunity funds and co-led the development of Fir Tree’s real estate effort. At Fir

16	STARWOOD REAL ESTATE INCOME TRUST

Tree, Mr. Walker was jointly responsible for overall firm management, identified new areas of investment opportunity and led numerous activist opportunities. He was also a member of Fir Tree’s real estate investment committee and Chairman of its risk committee. Prior to joining Fir Tree in 2008, Mr. Walker was a co-founder and Managing Partner of Black Diamond. Prior to joining Black Diamond, he was a senior member of Kidder, Peabody & Co.’s structured finance group where he managed a proprietary investment vehicle. Mr. Walker began his career in structured finance at Bear Stearns & Co. in the asset-backed securities group. Mr. Walker also serves as a board member for Emeco, an Australian mining equipment rental company. Mr. Walker is a former board member of Clarus Corporation (NASDAQ: CLAR), a global company focused on the outdoor and consumer enthusiast markets. He holds a B.S. in economics from Boston College’s Carroll School of Management. Mr. Walker’s extensive experience in real estate-related investing and the management of alternative investment vehicles provides our Board of Directors with valuable insight into potential investments and capital markets transactions.

At the Annual Meeting, we will vote each valid proxy returned to us for the nominees listed above unless the proxy specifies otherwise. Proxies may not be voted for more than ten nominees for director. While our Board of Directors does not anticipate that any of the nominees will be unable to stand for election as a director at the Annual Meeting, if that is the case, proxies will be voted in favor of such other person or persons as our Board of Directors may designate.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR”

THE ELECTION OF EACH OF THE DIRECTOR NOMINEES NAMED ABOVE.

PROXY STATEMENT 2026	17

The Board of Directors

Our business is managed by our Advisor, subject to the oversight and direction of our Board of Directors. Our Board of Directors has ten members and is currently comprised of Messrs. Sternlicht, Pollack, Nowlin, Bronson, Henry, and Walker and Mses. Creedon, Josephs, Lamb, and Reiss.

Director Independence

Under our charter, a majority of our directors must be independent directors, except for a period of up to 60 days after the death, removal or resignation of an independent director pending the election of a successor independent director. Consistent with the limitations of the North American Securities Administrators Association’s Statement of Policy Regarding Real Estate Investment Trusts, as revised and adopted on May 7, 2007 and as amended on September 7, 2025, our charter defines an independent director as a director who is not and has not for the last two years been associated, directly or indirectly, with Starwood Capital. A director is deemed to be associated with Starwood Capital if he or she owns any interest (other than an interest in us or an immaterial interest in an affiliate of us) in, is employed by, is an officer or director of, or has any material business or professional relationship with Starwood Capital, the Advisor or any of their affiliates, performs services (other than as a director) for us, or serves as a director or trustee for more than three REITs sponsored by Starwood Capital or advised by the Advisor. A business or professional relationship will be deemed material per se if the gross revenue derived by the director from Starwood Capital exceeds 5% of (i) the director’s annual gross revenue derived from all sources during either of the last two years or (ii) the director’s net worth on a fair market value basis. An indirect relationship is defined to include circumstances in which the director’s spouse, parents, children, siblings, mothers- or fathers-in-law, sons- or daughters-in-law or brothers- or sisters-in-law is or has been associated with Starwood Capital. Our charter requires that a director have at least three years of relevant experience and demonstrate the knowledge required to successfully acquire and manage the type of assets that we intend to acquire to serve as a director. Our charter also requires that at all times at least one of our independent directors must have at least three years of relevant real estate experience.

Based upon its review, our Board of Directors has affirmatively determined that each of Messrs. Bronson, Henry and Walker and Mses. Josephs, Lamb and Reiss are “independent” members of our Board of Directors as defined by the NYSE and our charter, including with respect to committee service on the Audit Committee of our Board of Directors (the “Audit Committee”) and on the Compensation Committee of our Board of Directors (the “Compensation Committee”).

Board of Directors Composition

We do not have a standing nominating committee. Our Board of Directors has determined that it is appropriate not to have a nominating committee because our Board of Directors presently considers all matters for which a nominating committee would be responsible. Each member of our Board of Directors participates in the consideration of nominees. Our Board of Directors believes that the significance of each director nominee’s qualifications, experience, attributes and skills is particular to that individual, meaning that there is no single test applicable to all director candidates. The effectiveness of the board is best evaluated as a group of directors, rather than at an individual director level. As a result, our Board of Directors has not established specific minimum qualifications that must be met by each individual wishing to serve as a director. When evaluating candidates for a position on our Board of Directors, the Board of Directors considers the potential impact of the candidate, along with his or her particular experiences, on the board as a whole. The diversity of a candidate’s background or experiences, when considered in comparison to the background and experiences of other members of the Board of Directors, may or may not impact our Board of Directors’ view as to the candidate. In evaluating director candidates, our Board of Directors considers all factors that it deems relevant.

In recommending director nominees to our Board of Directors, our Board of Directors solicits candidate recommendations from its current members and our management. Our Board of Directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In evaluating the persons recommended as potential directors, our Board of Directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our Board of Directors determines are relevant. Stockholders may directly nominate potential directors by satisfying the procedural requirements for such nomination as provided in Article II, Section 11(a) of our bylaws.

In conducting its annual self-assessment and nominating the director nominees, our Board of Directors determined that each director nominee has the business experience, skills, perspectives, independence and diversity in relation to our company’s needs. In addition to a demonstrated record of business and professional accomplishment, each of our director nominees has substantial experience serving on boards, including our Board of Directors and boards of other organizations. Each of our directors has gained substantial insight as to the operation of our company and has demonstrated a commitment to discharging his or her oversight responsibilities as a director.

18	STARWOOD REAL ESTATE INCOME TRUST

For so long as the Advisory Agreement (as defined below) is in effect, the Advisor has the right to nominate, subject to the approval of such nomination by our Board of Directors, three affiliated directors to the slate of directors to be voted on by our stockholders at our annual meeting of stockholders; provided, however, that such number of director nominees shall be reduced as necessary by a number that will result in a majority of directors being independent of Starwood Capital. Our Board of Directors must also consult with the Advisor in connection with (i) its selection of each independent director for nomination to the slate of directors to be voted on at the annual meeting of stockholders, and (ii) filling any vacancies created by the removal, resignation, retirement or death of any director.

Our Board of Directors currently has two standing committees: an Audit Committee and a Compensation Committee. The Audit Committee charter and the Compensation Committee charter are available on our website, www.starwoodnav.reit, under the “Literature” tab.

Audit Committee

The Audit Committee is currently comprised of Mses. Reiss and Lamb and Messrs. Walker and Henry, with Ms. Reiss serving as chairperson. All Audit Committee members are “independent,” consistent with the qualifications set forth in our charter, the listing standards of the NYSE and Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), applicable to boards of directors in general and audit committees in particular. Ms. Reiss and Mr. Henry are each qualified as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K under the Exchange Act. The Audit Committee assists the Board of Directors in overseeing:

•	our accounting and financial reporting processes;

•	the integrity and audits of our financial statements;

•	our compliance with legal and regulatory requirements;

•	the qualifications and independence of our independent auditors;

•	the performance of our internal and independent auditors; and

•	issues related to cybersecurity impacting us.

In addition, the Audit Committee selects the independent auditors to audit our annual financial statements and reviews with the independent auditors the plans and results of the audit engagement. The Audit Committee also approves the audit and non-audit services provided by the independent public accountants and the fees we pay for these services.

The Audit Committee has adopted procedures for the processing of complaints relating to accounting, internal control and auditing matters. The Audit Committee oversees the review and handling of any complaints submitted pursuant to the forgoing procedures and of any whistleblower complaints subject to Section 21F of the Exchange Act.

Compensation Committee

The Compensation Committee is currently comprised of Mr. Bronson and Mses. Josephs and Lamb, with Ms. Josephs serving as chairperson. All Compensation Committee members are “independent,” consistent with the qualifications set forth in our charter and the listing standards of the NYSE, and are “non-employee directors,” as such term is defined in Rule 16b-3 under the Exchange Act. The Compensation Committee’s responsibilities and duties are described in its charter and include:

•	establishing our general philosophy relating to independent director compensation and overseeing the development and implementation of compensation programs;

•

reviewing from time-to-time when and as it deems appropriate the compensation and benefits for the independent directors and approve or recommend to our Board of Directors for its action, any changes in such compensation and benefits; and

•

administering, reviewing approving or recommending for approval by our Board of Directors, the company’s equity-based plans and overseeing the activities of individuals responsible for administering those plans.

We are externally managed by the Advisor and currently have no employees. Our executive officers serve as officers of the Advisor and are employees of the Advisor or one or more of its affiliates. Our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from the Advisor. In addition, we do not reimburse the Advisor for compensation it pays to our executive officers. As such, all decisions with respect to the compensation of our executive officers are made by the Advisor. However, if we later decide to directly grant awards to our executive officers under a company equity-based plan, the Compensation Committee must approve such awards.

PROXY STATEMENT 2026	19

Meetings

Directors are expected to attend meetings of our Board of Directors and meetings of the committees on which they serve, to spend the time needed and to meet as frequently as necessary, in order to discharge their responsibilities properly. Our Board of Directors conducts its business through meetings of the Board of Directors, actions taken by written consent in lieu of meetings and by actions of its committees. During the fiscal year ended December 31, 2025, the Board of Directors held five meetings, the Audit Committee held five meetings and the Compensation Committee held one meeting. Each director attended at least 75% of the combined number of meetings of the Board of Directors and meetings of committees on which he or she served during the period in 2025 in which he or she served as a director or member of such committee, as applicable.

We do not have a formal policy regarding attendance by directors at our annual meeting of stockholders but invite and encourage all directors to attend. We make every effort to schedule our annual meeting of stockholders at a time and date to permit attendance by directors, taking into account the directors’ schedules and the timing requirements of applicable law. A quorum was not achieved for our 2025 annual meeting of stockholders and three of our directors virtually attended the meeting.

Executive Sessions

Our independent directors regularly hold executive sessions at which management is not present.

Board Leadership Structure and Role in Risk Oversight

The Board of Directors has structured itself in a manner that it believes allows it to perform its oversight function effectively. A majority of our directors are independent. Our offices of Chairman of the Board of Directors and Chief Executive Officer are separate even though such separation is not required. Mr. Sternlicht, as our Chairman of the Board of Directors, is responsible for our strategic direction and oversight, while Ms. Creedon, as our Chief Executive Officer, is responsible for the execution of our business strategy, financial affairs and operations.

In addition, the Board of Directors has determined that since the Chairman of the Board of Directors is not an independent director, a lead independent director should be appointed by a majority of our independent directors. Our independent directors have appointed Mr. Walker to serve as our lead independent director. Key responsibilities of our lead independent director include, among others, presiding at executive sessions of independent directors, facilitating communications between the independent directors and the Chairman of the Board of Directors and Chief Executive Officer, and calling meetings of the independent directors, as necessary.

As with every business, we confront and must manage various risks including financial and economic risks related to the performance of our portfolio and how our investments have been financed. Pursuant to our charter and bylaws and the Maryland General Corporation Law, our business and affairs are managed under the direction of our Board of Directors. Our Advisor is responsible for the day-to-day management of risks we face, while our Board of Directors has responsibility for establishing broad corporate policies for our overall operation and for the direction and oversight of our risk management. Members of our Board of Directors keep informed of our business by participating in meetings of our Board of Directors and the Audit Committee, by reviewing analyses, reports and other materials provided to them by and through discussions with our Advisor and our executive officers.

In connection with their oversight of risks to our business, our Board of Directors and the Audit Committee consider feedback from our Advisor concerning the risks related to our business, operations and strategies. The Audit Committee also assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements. The Compensation Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risks arising from our compensation policies and programs. Our compensation policies and practices, pursuant to which we pay no cash compensation to our Advisor’s officers and employees since they are compensated by our Advisor or its affiliates, do not create risks that are reasonably likely to have a material adverse effect on us. With respect to cybersecurity risk oversight, our Audit Committee receives periodic reports and/or updates from management on the primary cybersecurity risks facing our company and our Advisor and the measures we and our Advisor are taking to mitigate such risks. In addition to such reports, our Audit Committee receives updates from management as to changes to our and the Advisor’s cybersecurity risk profile or certain newly identified risks.

20	STARWOOD REAL ESTATE INCOME TRUST

Corporate Governance

Code of Ethics
We have adopted a Code of Ethics that applies to all of our directors, officers and employees (if any), and to all of the officers and employees of the Advisor, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Ethics, as it relates to those also covered by Starwood Capital’s code of conduct, operates in conjunction with, and in addition to, Starwood Capital’s code of conduct. Our Code of Ethics is designed to comply with SEC regulations relating to codes of conduct and ethics. Our Code of Ethics is available on our website, www.starwoodnav.reit
, under the “Literature” tab.
Any waiver of the Code of Ethics may be made only by our Board of Directors or the Audit Committee and will be promptly disclosed as required by law. Any modifications to the Code of Ethics will be reflected on our website.
Insider Trading Policies
We have adopted an insider trading policy (“Insider Trading Policy”) governing the purchase, sale, and other dispositions of our securities by directors, officers, and employees, if any. A copy of the Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form
10-K.
Corporate Governance Guidelines
We have also adopted Corporate Governance Guidelines to advance the functioning of our Board of Directors and its committees and to set forth our Board of Directors’ expectations as to how it and they should perform its and their respective functions. Our Corporate Governance Guidelines are available on our website, www.starwoodnav.reit, under the “Literature” tab.
Corporate Sustainability
We are externally managed by our Advisor, which is a subsidiary of Starwood Capital. As a result, the corporate responsible investment initiatives undertaken by Starwood Capital impact the business decisions made on our behalf by our Advisor. The investment decision-making process and our Advisor’s corporate operations strategy incorporate material sustainability factors.
Starwood Capital believes that a focus on financially material sustainability factors helps advance its goal of long-term value creation by strengthening its operations and increasing efficiencies in its asset management, property management, and risk management practices. Starwood Capital has established an Sustainability Steering Committee, consisting of senior leaders across various sectors of the firm, to oversee the integration of applicable sustainability factors firm-wide
and a dedicated sustainability team that partners with Starwood Capital’s real estate professionals to implement various initiatives aimed at mitigating risk and enhancing the value of the real estate managed by Starwood Capital, including our portfolio.
Starwood Capital is committed to maintaining a positive and rewarding work environment for its employees. Starwood Capital regularly explores opportunities to enhance its commitment to people and culture across the firm, through a combination of
HR-driven
career development initiatives.
Hedging Policy
Our Board of Directors has not adopted, and we do not have, any specific practices or policies regarding the ability of our officers, our directors, the employees of our sponsor and its affiliates, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) or otherwise engage in transactions that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities.
Annual Board Self-Assessment
Our Board of Directors annually conducts a self-evaluation (with anonymous responses permitted) to determine whether it, the Audit Committee and the Compensation Committee are functioning effectively and to identify opportunities to enhance their effectiveness.

PROXY STATEMENT 2026	21

Stockholder Nominations and Communications Policy
Stockholders may communicate with the Board of Directors or any of its directors. Stockholders who wish to communicate with the Board of Directors may do so by sending written communications addressed to our Secretary, c/o Starwood Real Estate Income Trust, Inc., 2340 Collins Avenue, Miami Beach, Florida 33139, except in situations where such communications relate to accounting matters, in which case, stockholders should send such communications to the Chairperson of the Audit Committee, c/o Starwood Real Estate Income Trust, Inc. at the address above. All communications will be compiled by our Secretary, who will determine whether they should be presented to our Board of Directors. The purpose of this screening is to avoid having our Board of Directors consider irrelevant or inappropriate communications (such as advertisements and solicitations). Our Secretary will submit all appropriate communications to our Board of Directors, the Audit Committee, the Compensation Committee or the relevant individual director(s), as appropriate. All communications directed to the Audit Committee that relate to questionable accounting or auditing matters involving our company will be promptly and directly forwarded to the Audit Committee.

22	STARWOOD REAL ESTATE INCOME TRUST

Executive Officers

The following table sets forth the positions, ages as of June 1, 2026 and selected biographical information for our executive officers. Biographical information for Mr. Sternlicht and Ms. Creedon is provided above under “Proposal 1 — Election of Directors—Nominees for Election as Directors.”

Name	Age	Position
Barry S. Sternlicht	65	Chairman of the Board
Nora Creedon	47	Chief Executive Officer, President and Director
Joseph Nieto	56	Chief Financial Officer and Treasurer
Matthew S. Guttin	47	Chief Compliance Officer and Secretary

Joseph Nieto

Joseph Nieto has served as our Chief Financial Officer and Treasurer, on the Advisor’s Investment Committee and as a Managing Director for Starwood Capital since January 1, 2025. In addition, he actively manages our internal controls, taxation and cybersecurity readiness. He has also served as Chief Financial Officer and Treasurer of Starwood Credit Real Estate Income Trust since November 2024. Mr. Nieto has also served as our Global Business Controller since January 2020 and has led our accounting and reporting functions since 2017. Mr. Nieto previously served as our Operational Controller from November 2017 to January 2020. Prior to joining Starwood Capital in November 2017, Mr. Nieto held various senior financial roles with GE Capital across Energy Financial Services, Commercial Real Estate and Capital Headquarters spanning 13 years. Before joining GE Capital, Mr. Nieto held other various Senior Controller roles, where he was responsible for operational accounting, finance, controls and technical accounting. Mr. Nieto began his career at a boutique accounting firm in New York, where he was an audit manager. Mr. Nieto received a B.S. in accounting and an M.B.A. in financial management from Pace University. He is also a certified public accountant (inactive).

PROXY STATEMENT 2026	23

Matthew S. Guttin

Matthew S. Guttin has served as our Secretary since October 2017 and as our Chief Compliance Officer since our formation in June 2017. Mr. Guttin has also served as Chief Compliance Officer for Starwood Capital since August 2010. As the Chief Compliance Officer, Mr. Guttin is responsible for overseeing the firm’s regulatory and compliance program. Before joining Starwood Capital, Mr. Guttin practiced corporate finance and real estate law at Cahill Gordon & Reindel, LLP, Fried, Frank, Harris Shriver & Jacobson, LLP and DiSanto LLP. Mr. Guttin is an employee of Rinaldi, Finkelstein & Franklin, L.L.C., Starwood Capital’s lead outside counsel. Mr. Guttin received a B.S. in Political Science from the University of Rochester and a J.D. from Georgetown University Law Center. He is licensed to practice law in New York and Connecticut and holds the Series 7 and Series 24 licenses.

24	STARWOOD REAL ESTATE INCOME TRUST

Compensation of Directors and Executive Officers

Executive Compensation

We are externally managed by the Advisor and currently have no employees. Our executive officers serve as officers of the Advisor and are employees of the Advisor or one or more of its affiliates. The Advisory Agreement between our company, the Operating Partnership and the Advisor (as amended, the “Advisory Agreement”) provides that the Advisor is responsible for managing our investment activities, as such our executive officers do not receive any cash compensation from us or any of our subsidiaries for serving as our executive officers but, instead, receive compensation from the Advisor. In addition, we do not reimburse the Advisor for compensation it pays to our executive officers. The Advisory Agreement does not require our executive officers to dedicate a specific amount of time to fulfilling the Advisor’s obligations to us under the Advisory Agreement. Accordingly, the Advisor has informed us that it cannot identify the portion of the compensation it awards to our executive officers that relates solely to such executives’ services to us, as the Advisor does not compensate its employees specifically for such services. Furthermore, we do not have employment agreements with our executive officers, we do not provide pension or retirement benefits, perquisites or other personal benefits to our executive officers, our executive officers have not received any nonqualified deferred compensation and we do not have arrangements to make payments to our executive officers upon their termination or in the event of a change in control of us.

Although we do not pay our executive officers any cash compensation, we pay the Advisor the fees described below under the heading “Transactions with Related Persons and Certain Control Persons.”

Non-Employee Director Compensation

Our independent directors receive an annual retainer of $225,000, plus an additional retainer of $20,000 to the chairperson of our Audit Committee, an additional retainer of $10,000 to the chairperson of our Compensation Committee and an additional retainer of $20,000 to the lead independent director. We pay in quarterly installments 40% of this compensation in cash and the remaining 60% in an annual grant of Class I restricted stock based on the most recent prior month’s NAV. The restricted stock granted, including any distribution reinvestment plan shares associated with the unvested restricted stock, shall vest and become non-forfeitable on the one-year anniversary of the grant date, provided, in each case, that the independent director is providing services to us as a director on each such vesting date.

We do not pay our directors additional fees for attending board meetings, but we reimburse each of our directors for reasonable out-of-pocket expenses incurred in attending board and committee meetings (including, but not limited to, airfare, hotel and food). Our directors who are affiliated with Starwood Capital, including the Advisor, receive no additional compensation for serving on the Board of Directors or committees thereof.

The following table sets forth the compensation to our directors for the fiscal year ended December 31, 2025:

Name	Fees Earned or Paid in Cash	Stock Awards[1]	Total
Barry S. Sternlicht	$—	$—	$—
Nora Creedon	—	—	—
Austin Nowlin	—	—	—
Jonathan Pollack	—	—	—
Sean Harris[2]	—	—	—

1

Includes the total value in restricted stock granted to each of the independent directors during the year ended December 31, 2025. The grants of Class I restricted shares were made in August 2025 and vest in August 2026. The grants were valued based on a NAV per share of $20.82, the then-current NAV per share of our Class I shares.

2

Mr. Harris resigned as Chief Executive Officer and President effective July 28, 2025, and did not stand for re-election as a director at our 2025 annual meeting of stockholders. Messrs. Deason and McCarthy each resigned as a director effective April 1, 2025. Mr. Panza resigned as a director effective December 31, 2025.

PROXY STATEMENT 2026	25

Mark Deason [2]	—	—	—
John P. McCarthy, Jr. [2]	—	—	—
Andres Panza [2]	—	—	—
Richard D. Bronson	89,991	135,009	225,000
David B. Henry	89,991	135,009	225,000
Robin Josephs	93,996	141,004	235,000
Peggy Lamb	89,991	135,009	225,000
Dale Anne Reiss	98,001	146,999	245,000
James E. Walker	98,001	146,999	245,000

Independent Stock Ownership Policy

Our Board of Directors has adopted a stock ownership policy for our independent directors in order to better align our independent directors’ financial interests with those of our stockholders by requiring our independent directors to own a minimum level of our stock. Effective January 1, 2024, each of our independent directors is required to own shares of our common stock in an amount equal to five times his or her annual cash retainer within five years of becoming subject to this policy.

Independent Director Restricted Share Plan

We have adopted a restricted share plan that permits our Board of Directors to grant restricted stock and/or restricted stock units to our independent directors in order to: (i) attract and retain independent directors by affording them an opportunity to share in our future successes, (ii) strengthen the mutuality of interests between such independent directors and our stockholders, and (iii) provide the independent directors with a proprietary interest in maximizing our growth, profitability and overall success.

As of December 31, 2025, we had authorized and reserved an aggregate maximum number of 200,000 shares for issuance under the restricted share plan. Effective May 8, 2026, we increased such authorized and reserved amount to 400,000 shares. The maximum aggregate number of our Class I shares associated with any award granted under the restricted share plan in any calendar year to any one independent director is 10,000. In the event of a transaction between us and our stockholders that causes the per-share value of our Class I shares to change (including, without limitation, any stock dividend, stock split, spin-off, rights offering or large nonrecurring cash dividend), the share authorization limits under the plan will be adjusted proportionately and the Board of Directors will make such adjustments to the plan and awards as it deems necessary, in its sole discretion, to prevent dilution or enlargement of rights immediately resulting from such transaction. In the event of a stock split, a stock dividend or a combination or consolidation of the outstanding shares of common stock into a lesser number of shares, the authorization limits under the plan will automatically be adjusted proportionately and the shares then subject to each award will automatically be adjusted proportionately without any change in the aggregate purchase price.

Our Board of Directors may in its sole discretion at any time determine that all or a portion of a participant’s awards will become fully vested. The plan will automatically expire on the tenth anniversary of the date on which it is approved by our Board of Directors, unless extended or earlier terminated by our Board of Directors. Our Board of Directors may terminate the plan at any time. The expiration or other termination of the plan will not, without the participant’s consent, have an adverse impact on any award that is outstanding at the time the plan expires or is terminated. Our Board of Directors may amend the plan at any time, but no amendment will adversely affect any award without the participant’s consent and no amendment to the plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the plan.

26	STARWOOD REAL ESTATE INCOME TRUST

The following table summarizes information, as of December 31, 2025, relating to our equity compensation plans pursuant to which shares of our common stock or other equity securities may be granted from time to time:

Plan category	(a) Number of securities to be issued upon exercise of outstanding options, warranties, and rights	(b) Weighted average exercise price of outstanding options, warrants, and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans	—	$—	5,689
approved by security holders
Equity compensation plans not	N/A	N/A	N/A
approved by security holders
Total	—	$—	5,689

Our Board of Directors is responsible for determining the form and amount of compensation that is paid to our independent directors. In addition, our executive officers may make recommendations regarding the compensation level for the independent directors and provide comparison data. Our Board of Directors periodically assesses the level of independent director compensation, taking into account the responsibilities and duties of the independent directors and the time required to perform those duties. In determining the level of independent director compensation, our Board of Directors attempts to be consistent with market practices but does not set compensation at a level that would call into question the independent directors’ objectivity. Our Compensation Committee assists the Board of Directors with respect to compensation-related items as described above.

Compensation Committee Interlocks and Insider Participation

Our Board of Directors established the Compensation Committee, which is composed of Mr. Bronson and Mses. Josephs and Lamb, none of whom were officers or employees of the company during the fiscal year ended December 31, 2025, and none of whom had any relationship requiring disclosure by the company under Item 404 of Regulation S-K under the Exchange Act. During the fiscal year ended December 31, 2025, none of our executive officers served as:

•

a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of another entity, one of whose executive officers served on our Board of Directors; or

•	a director of another entity, one of whose executive officers served on our Board of Directors.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth, as of June 15, 2026, information regarding the number and percentage of shares owned by each director, our chief executive officer, each executive officer, all directors and executive officers as a group, and any person known to us to be the beneficial owner of more than 5% of outstanding shares of our common stock. Beneficial ownership is determined in accordance with the rules of the SEC and may include certain securities that a person has the right to obtain in the future subject to certain vesting conditions. The address for each of the persons named below is in care of our principal executive offices at 2340 Collins Avenue, Miami Beach, Florida 33139.

PROXY STATEMENT 2026	27

Name of Beneficial Owner	Number of Shares Beneficially Owned[1]	Percent of All Shares
Directors and Executive Officers
Barry S. Sternlicht [2]	6,961,118	1.80%
Nora Creedon[3]	75,710	*
Sean Harris [4]	—	*
Joseph Nieto [3]	30,909	*
Matthew S. Guttin [3]	35,062	*
Jonathan Pollack	139,950	*
Austin Nowlin [3]	95,292	*
Richard D. Bronson [5]	39,211	*
David B. Henry [5]	39,043	*
Robin Josephs [5]	40,854	*
Peggy Lamb [5]	35,017	*
Dale Anne Reiss [5]	42,903	*
James E. Walker [5]	22,942	*
All directors and executive officers as a group	7,558,011	1.95%

*	Represents less than 1.00%.
1	All shares listed in the table above are Class I shares. As of June 15, 2026.
2

As of June 15, 2026, Starwood Real Estate Income Holdings, L.P. owned 252,224 Class I shares, which are deemed to be beneficially owned by Mr. Sternlicht. As of June 15, 2026, Starwood REIT Advisors, L.L.C. owned 238,035 Class I shares, which are deemed to be beneficially owned by Mr. Sternlicht. As of June 15, 2026, BARRY S. STERNLICHT FOUNDATION owned 2,100,000 Class I shares, which are deemed to be beneficially owned by Mr. Sternlicht.

3	Includes unvested shares across certain executive officers that are subject to vesting conditions.
4	Mr. Harris resigned as Chief Executive Officer and President effective July 28, 2025, and did not stand for re-election as a director at our 2025 annual meeting of stockholders.
5	Each of our independent directors received a grant of restricted Class I shares, as part of their annual compensation, on August 1, 2025, which will vest on August 1, 2026.

28	STARWOOD REAL ESTATE INCOME TRUST

Transactions with Related Persons and Certain Control Persons

The following describes all transactions during the fiscal year ended December 31, 2025 and currently proposed transactions involving us, our directors, our Advisor, Starwood Capital and any affiliate thereof.

Our Relationship with Our Advisor and Starwood Capital

We are externally managed by our Advisor, Starwood REIT Advisors, L.L.C., a Delaware limited liability company, which is responsible for sourcing, evaluating and monitoring our investment opportunities and making decisions related to the acquisition, management, financing and disposition of our assets, in accordance with our investment objectives, guidelines, policies and limitations, subject to oversight by our Board of Directors. The Advisor is a subsidiary of our sponsor, Starwood Capital Group Holdings, L.P. All of our officers and directors, other than the independent directors, are employees of Starwood Capital. We have and will continue to have certain relationships with the Advisor and its affiliates.

Advisory Agreement

We are managed and advised by the Advisor pursuant to the Advisory Agreement that first became effective December 15, 2017; however, we did not commence active operations until December 21, 2018, when we had satisfied the minimum offering requirement in our initial public offering and our Board of Directors authorized the release of proceeds from escrow to us.

Pursuant to the Advisory Agreement and subject to the supervision of our Board of Directors, the Advisor is responsible for, among other things:

•

serving as an advisor to us and the Operating Partnership with respect to the establishment and periodic review of our investment guidelines and our and the Operating Partnership’s investments, financing activities and operations;

•

sourcing, evaluating and monitoring our and the Operating Partnership’s investment opportunities and executing the acquisition, management, financing and disposition of our and the Operating Partnership’s assets, in accordance with our investment guidelines, policies and objectives and limitations, subject to oversight by our Board of Directors;

•

with respect to prospective acquisitions, purchases, sales, exchanges or other dispositions of investments, conducting negotiations on our and the Operating Partnership’s behalf with sellers, purchasers, and other counterparties and, if applicable, their respective agents, advisors and representatives, and determining the structure and terms of such transactions;

•	providing us with portfolio management and other related services;

•	serving as our advisor with respect to decisions regarding any of our financings, hedging activities or borrowings;

•	managing the DST Program whereby interests in DSTs are sold to third-party investors and the DST Properties held by such DSTs are leased back to the Operating Partnership or its subsidiaries; and

•	engaging and supervising, on our and the Operating Partnership’s behalf and at our and the Operating Partnership’s expense, various service providers.

The above summary is provided to illustrate the material functions that the Advisor performs for us and it is not intended to include all of the services that may be provided to us by the Advisor or third parties.

PROXY STATEMENT 2026	29

Management Fee, Performance Participation Interest and Expense Reimbursements

Management Fee. As compensation for its services provided pursuant to the Advisory Agreement, we pay the Advisor a management fee equal to (i) 1.25% of our NAV per annum payable monthly, before giving effect to any accruals for the management fee, the stockholder servicing fee, the performance participation interest or any distributions, plus (ii) 1.25% per annum of the aggregate DST Property (as defined below) consideration for all DST Properties subject to the fair market value option (“FMV Option”) held by the Operating Partnership. For avoidance of doubt, the Advisor does not receive a duplicative management fee with respect to any DST Property. In addition, the Operating Partnership will pay the Advisor a management fee equal to 1.25% of the NAV of the Operating Partnership attributable to Operating Partnership units held by unitholders other than us. The management fee may be paid, at the Advisor’s election, in cash, Class I shares or Class I units of our Operating Partnership. In connection with the share repurchase plan amendment, the Advisor has agreed, commencing with the month of May 2024, to waive 20% of its management fee, thereby reducing it from 1.25% of NAV to 1% of NAV, until our share repurchase plan has been reinstated to the monthly repurchase limit of 2% of NAV (measured using the aggregate NAV attributable to stockholders as of the end of the immediately preceding month) and quarterly repurchase limit of 5% of NAV (measured using the aggregate NAV attributable to stockholders as of the end of the immediately preceding quarter). During the year ended December 31, 2025, we incurred management fees of $87.6 million.

Performance Participation Allocation. So long as the Advisory Agreement has not been terminated (including by means of non-renewal), Starwood REIT Special Limited Partner, L.L.C. (the “Special Limited Partner”), a wholly owned subsidiary of our sponsor, holds a performance participation interest in the Operating Partnership that entitles it to receive cash allocations (or Operating Partnership units at its election) from our Operating Partnership equal to 12.5% of the Total Return, subject to a 5% Hurdle Amount and a High Water Mark, with a Catch-Up (each term as defined in the Operating Partnership’s limited partnership agreement). Such allocations will be paid annually and accrue monthly. During the year ended December 31, 2025, the Special Limited Partner did not earn a performance participation allocation as the return hurdle was not achieved.

Expense Reimbursement. Under the Advisory Agreement, and subject to the limitations described below under “—Reimbursement by the Advisor,” the Advisor is entitled to reimbursement of all costs and expenses incurred by it or its affiliates on our behalf, provided that the Advisor is responsible for the expenses related to any and all personnel of the Advisor who provide investment advisory services to us pursuant to the Advisory Agreement (including, without limitation, each of our executive officers and any directors who are also directors, officers or employees of the Advisor or any of its affiliates), including, without limitation, salaries, bonus and other wages, payroll taxes and the cost of employee benefit plans of such personnel, and costs of insurance with respect to such personnel. Without limiting the generality of the foregoing, costs eligible for reimbursement include out-of-pocket costs and expenses the Advisor incurs in connection with the services it provides to us (including personnel expenses other than those of investment advisory personnel described above) related to (1) legal, accounting and printing fees and other expenses attributable to our organization, preparation of the registration statement for our public offering, registration and qualification of our common stock for sale with the SEC and in the various states and filing fees incurred by the Advisor in connection with our public offering, (2) the actual cost of goods and services used by us and obtained from third parties, including fees paid to administrators, consultants, attorneys, technology providers and other service providers, and brokerage fees paid in connection with the purchase and sale of investments and securities, (3) expenses of managing and operating our properties, whether payable to an affiliate or a non-affiliated person, (4) DST organizational and offering expenses paid or incurred by the Advisor or any of its affiliates, and (5) out-of-pocket expenses in connection with the selection, evaluation, structuring, acquisition, origination, financing and development of properties and real estate-related assets, whether or not such investments are acquired. Such out-of-pocket costs and expenses will include expenses relating to our or the Operating Partnership’s compliance-related matters and regulatory filings.

The Advisor may retain, for and on our behalf, and at our sole cost and expense, such services as the Advisor deems necessary or advisable in connection with our management and operations, which may include affiliates of the Advisor; provided, that any such services may only be provided by affiliates to the extent such services are approved by a majority of the directors (including a majority of the independent directors) not otherwise interested in such transactions as being fair and reasonable to us and on terms and conditions not less favorable to us than those available from non-affiliated third parties.

30	STARWOOD REAL ESTATE INCOME TRUST

During the year ended December 31, 2025, we reimbursed the Advisor $13.5 million for such expenses incurred on our behalf.

Reimbursement by the Advisor. The Advisor will reimburse us for any expenses that cause our Total Operating Expenses (as defined below), including any distributions made to the Special Limited Partner with respect to its performance participation interest in the Operating Partnership, in any four consecutive fiscal quarters to exceed the greater of: (i) 2% of our Average Invested Assets and (ii) 25% of our Net Income. This limit may be exceeded only if our independent directors have made a finding that, based on such unusual and non-recurring factors as they deem sufficient, a higher level of expenses is justified, and such finding is recorded in the minutes of a meeting of the independent directors. For purposes of these limits:

•

“Total Operating Expenses” are all costs and expenses paid or incurred by us, as determined under generally accepted accounting principles, including the management fee and the performance participation, but excluding: (i) the expenses of raising capital such as organization and offering expenses, legal, audit, accounting, underwriting, brokerage, listing, registration and other fees, printing and other such expenses and taxes incurred in connection with the issuance, distribution, transfer, registration and listing of our capital stock, (ii) property-level expenses incurred at each property, (iii) interest payments, (iv) taxes, (v) non-cash expenditures such as depreciation, amortization and bad debt reserves, (vi) incentive fees paid in compliance with our charter, (vii) acquisition fees and acquisition expenses related to the selection and acquisition of assets, whether or not a property is actually acquired, (viii) real estate commissions on the sale of property and (ix) other fees and expenses connected with the acquisition, disposition and ownership of real estate interests, mortgage loans or other property (including the costs of foreclosure, insurance premiums, legal services, maintenance, repair and improvement of property).

•

“Average Invested Assets” means, for any period, the average of the aggregate book value of our assets, invested, directly or indirectly, in equity interests in and loans secured by real estate, including all properties, real estate debt and real estate-related securities and consolidated and unconsolidated joint ventures or other partnerships, before deducting depreciation, amortization, impairments, bad debt reserves or other non-cash reserves, computed by taking the average of such values at the end of each month during such period.

•

“Net Income” means, for any period, total revenues applicable to such period, less the total expenses applicable to such period other than additions to, or allowances for, non-cash charges such as depreciation, amortization, impairments and reserves for bad debt or other similar non-cash reserves.

Notwithstanding the foregoing, to the extent that our Total Operating Expenses exceed these limits and the independent directors determine that the excess expenses were justified based on unusual and nonrecurring factors that they deem sufficient, the Advisor would not be required to reimburse us. Within 60 days after the end of any fiscal quarter for which our Total Operating Expenses for the four consecutive fiscal quarters then ended exceed these limits and our independent directors approve such excess amount, we will send our stockholders a written disclosure of such fact, or will include such information in our next quarterly report on Form 10-Q or in a current report on Form 8-K filed with the SEC, together with an explanation of the factors our independent directors considered in arriving at the conclusion that such excess expenses were justified. In addition, our independent directors will review at least annually the total fees and expense reimbursements for operating expenses paid to the Advisor and the Special Limited Partner to determine if they are reasonable in light of our performance, our net assets and our net income and the fees and expenses of other comparable unaffiliated REITs. Each such determination will be recorded in the minutes of a meeting of the independent directors.

For the year ended December 31, 2025, our total operating expenses were 0.5% and 263% of each of our Average Invested Assets and our Net Income, respectively.

PROXY STATEMENT 2026	31

Term and Termination Rights under the Advisory Agreement

The term of the Advisory Agreement is for one year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. Our independent directors will evaluate the performance of the Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

•	immediately by us (i) for “cause,” (ii) upon the bankruptcy of the Advisor or (iii) upon a material breach of the Advisory Agreement by the Advisor;

•	upon 60 days’ written notice by us without cause or penalty upon the vote of a majority of our independent directors; or

•	upon 60 days’ written notice by the Advisor.

“Cause” is defined in the Advisory Agreement to mean fraud, criminal conduct, willful misconduct or willful or negligent breach of fiduciary duty by the Advisor under the Advisory Agreement.

In the event the Advisory Agreement is terminated, the Advisor will be entitled to receive its prorated management fee through the date of termination, and the Special Limited Partner will receive a distribution of any accrued performance participation from the Operating Partnership as of the date of such termination. In addition, upon the termination or expiration of the Advisory Agreement, the Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function.

Independent Directors’ Review of Compensation

Our independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. Our independent directors supervise the performance of the Advisor and the compensation we pay to it to determine that the provisions of the Advisory Agreement are being carried out. This evaluation is based on the factors set forth below, as well as any other factors deemed relevant by the independent directors:

•	the amount of fees paid to the Advisor in relation to the size, composition and performance of our investments;

•	the success of the Advisor in generating investments that meet our investment objectives;

•	rates charged to other externally advised REITs and other similar investment entities by advisors performing similar services;

•	additional revenues realized by the Advisor and its affiliates through their advisory relationship with us (including the performance participation allocation paid to the Special Limited Partner);

•	the quality and extent of the services and advice furnished by the Advisor;

•	the performance of the assets, including income, conservation or appreciation of capital, frequency of problem investments and competence in dealing with distress situations; and

•	the quality of our portfolio in relationship to the investments generated by the Advisor for its own account.

In addition to the management fee, performance participation interest and expense reimbursements, we have agreed to indemnify and hold harmless the Advisor and its affiliates performing certain services for us from specific claims and liabilities arising out of the performance of their obligations under the Advisory Agreement, subject to certain limitations.

Dealer Manager Agreement

We entered into a Dealer Manager Agreement with Starwood Capital, LLC, an affiliate of our Advisor (the “Dealer Manager”), in connection with our public offering, pursuant to which the Dealer Manager agreed to, among other things, manage our relationships with third-party broker-dealers engaged by the Dealer Manager to participate in the distribution of shares of our common stock, which we refer to as “participating broker-dealers,” and financial advisors. The Dealer Manager serves as the dealer manager for our public offering. The Dealer Manager also coordinates our marketing and distribution efforts with participating broker-dealers and their registered representatives with respect to communications related to the terms of our initial public offering, our investment strategies, material aspects of our operations and subscription procedures. We will not pay referral or similar fees to any accountants, attorneys or other persons in connection with the distribution of our shares. The Dealer Manager is a registered broker-dealer affiliated with the Advisor.

32	STARWOOD REAL ESTATE INCOME TRUST

Upfront Selling Commissions and Dealer Manager Fees

The Dealer Manager is entitled to receive upfront selling commissions of up to 3.0%, and dealer manager fees of 0.5%, of the transaction price of each Class T share sold in our primary offering; however such amounts may vary at certain participating broker-dealers, provided that the sum will not exceed 3.5% of the transaction price. The Dealer Manager is entitled to receive upfront selling commissions of up to 3.5% of the transaction price of each Class S share sold in the primary offering. The Dealer manager is entitled to receive upfront selling commissions of up to 1.5% of the transaction price of each Class D share sold in the primary offering. No upfront selling commissions or dealer manager fees are paid with respect to purchases of Class I shares or shares of any Class sold pursuant to our distribution reinvestment plan.

During the year ended December 31, 2025, we paid an insignificant amount in upfront selling commissions and upfront dealer manager fees to the Dealer Manager. The Dealer Manager has entered into agreements with participating broker-dealers distributing our shares in our primary offering, and all of the upfront selling commissions and dealer manager fees were reallowed (paid) to, such participating broker-dealers. For the year ended December 31, 2025, the costs of raising capital in our primary offering and our distribution reinvestment plan, which represent all upfront selling commissions, upfront dealer manager fees and organization and offering costs accrued by us, represented 0.8% of capital raised.

Stockholder Servicing Fees

Subject to the Financial Industry Regulatory Authority, Inc. limitations on underwriting compensation and certain other limitations described below, we will pay the Dealer Manager selling commissions over time as a stockholder servicing fee (i) with respect to our outstanding Class T shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class T shares, consisting of a representative stockholder servicing fee of 0.65% per annum, and a dealer stockholder servicing fee of 0.20% per annum, of the aggregate NAV for the Class T shares, however, with respect to Class T shares sold through certain participating broker-dealers, the representative stockholder servicing fee and the dealer stockholder servicing fee may be other amounts, provided that the sum of such fees will always equal 0.85% per annum of the NAV of such shares, (ii) with respect to our outstanding Class S shares equal to 0.85% per annum of the aggregate NAV of our outstanding Class S shares and (iii) with respect to our outstanding Class D shares equal to 0.25% per annum of the aggregate NAV of our outstanding Class D shares. We will not pay a stockholder servicing fee with respect to our outstanding Class I shares.

The stockholder servicing fees are paid monthly in arrears. The Dealer Manager reallows (pays) all or a portion of the stockholder servicing fees to participating broker-dealers and servicing broker-dealers for ongoing stockholder services performed by such broker-dealers, and will waive stockholder servicing fees to the extent a broker-dealer is not eligible to receive it for failure to provide such services. Because the stockholder servicing fees are calculated based on our NAV for our Class T, Class S and Class D shares, they will reduce the NAV or, alternatively, the distributions payable, with respect to the shares of each such class, including shares issued under our distribution reinvestment plan.

We will cease paying the stockholder servicing fee with respect to any Class T shares, Class S shares or Class D shares held in a stockholder’s account at the end of the month in which the Dealer Manager in conjunction with the transfer agent determines that total upfront selling commissions, dealer manager fees and stockholder servicing fees paid with respect to such shares would exceed 8.75% (or, in the case of Class T shares sold through certain participating broker-dealers, a lower limit as set forth in any applicable agreement between the Dealer Manager and a participating broker dealer at the time such Class T shares were issued) of the gross proceeds from the sale of such shares (including the gross proceeds of any shares issued under our distribution reinvestment plan with respect thereto). At the end of such month, such Class T shares, Class S shares or Class D shares (and any shares issued under our distribution reinvestment plan with respect thereto) will convert into a number of Class I shares (including any fractional shares) with an equivalent aggregate NAV per such share. We cannot predict the length of time over which the stockholder servicing fee will be paid due to potential changes in the NAV of our shares.

PROXY STATEMENT 2026	33

In addition, we will cease paying the stockholder servicing fee on the Class T shares, Class S shares and Class D shares on the earlier to occur of the following: (i) a listing of Class I shares, (ii) our merger or consolidation with or into another entity or the sale or other disposition of all or substantially all of our assets, in each case in a transaction in which our stockholders receive cash or securities listed on a national securities exchange or (iii) the date on which, in the aggregate, underwriting compensation from all sources in connection with a public offering, including upfront selling commissions, the stockholder servicing fee and other underwriting compensation, is equal to 10% of the gross proceeds from our primary offering.

For the year ended December 31, 2025, the Dealer Manager was paid approximately $34.6 million of stockholder servicing fees. As described above, the Dealer Manager reallowed (paid) all of the stockholder servicing fees to participating broker-dealers for ongoing stockholder servicing performed by such broker-dealers.

Fees Paid to Our Dealer Manager

The Dealer Manager anticipates that substantially all of the upfront selling commissions, dealer manager and stockholder servicing fees will be retained by, or reallowed (paid) to, participating broker-dealers. During the year ended December 31, 2025, the Dealer Manager did not retain any upfront selling commissions, dealer manager or stockholder servicing fees.

In addition to the upfront selling commissions, dealer manager fees and stockholder servicing fees, we have agreed to indemnify and hold harmless the participating broker-dealers and the Dealer Manager from specific claims and liabilities arising out of the performance of their obligations under the dealer manager agreement, subject to certain limitations.

DST Program

In April 2024, we, through the Operating Partnership, commenced a DST program the DST Program to issue and sell up to a maximum aggregate offering amount of $1.0 billion of beneficial interests (the “DST Interests”) in specific Delaware statutory trusts (“DSTs”) holding one or more real properties (each, a “DST Property” and, collectively, the “DST Properties”). These DST Interests will be issued and sold to “accredited investors,” as that term is defined under Regulation D promulgated by the SEC under the Securities Act, in private placements exempt from registration pursuant to Section 4(a)(2) of the Securities Act (the “DST Offerings”). Under the DST Program, each DST Property may be sourced from our real properties or from third parties, which will be held in a DST and subsequently leased back by a wholly owned subsidiary of the Operating Partnership in accordance with a certain master lease agreement. Each master lease agreement will be guaranteed by the Operating Partnership, which will retain a FMV Option, giving it the right, but not the obligation, to acquire the DST Interests in the applicable DST from the investors in exchange for Operating Partnership units or cash, at the Operating Partnership’s discretion. Such FMV Option shall be exercisable any time after two years from the closing of the applicable DST Offering. The Operating Partnership, in its sole and absolute discretion, may assign its rights in the FMV Option to a subsidiary, an affiliate, a successor entity to the Operating Partnership or the acquiror of a majority of the Operating Partnership’s assets. After a one-year holding period, investors who acquire Operating Partnership units pursuant to the FMV Option generally have the right to cause the Operating Partnership to redeem all or a portion of their Operating Partnership units for, at our sole discretion, shares of our common stock, cash, or a combination of both.

We expect that the DST Program will give us the opportunity to expand and diversify our capital-raising strategies by offering what we believe to be an attractive investment product for investors that may be seeking like-kind replacement properties to complete tax-deferred exchange transactions under Section 1031 of the Internal Revenue Code of 1986, as amended. Affiliates of the Advisor are expected to receive fees in connection with the sale of the DST Interests and the management of the DSTs. We intend to use the net offering proceeds from the DST Program to make investments in accordance with our investment strategy and policies, reduce our borrowings, repay indebtedness, fund the repurchase of shares of all classes of our common stock under our share repurchase plan and for other corporate purposes. We have not allocated specific amounts of the net proceeds from the DST Program for any specific purpose.

DST Dealer Manager

In connection with the DST Program, Starwood 1031 Exchange, L.L.C., an indirect wholly owned subsidiary of the Operating Partnership, Starwood Capital, L.L.C. (the “DST Dealer Manager”) and, solely with respect to its obligations with respect to the investor servicing fee, the Operating Partnership, entered into that certain Second Amended and Restated DST Dealer Manager Agreement (the “DST Dealer Manager Agreement”), pursuant to which the DST Dealer Manager serves as the dealer manager for the DST Offerings on a “best efforts” basis. Under the DST Dealer Manager Agreement, each DST will pay to the

34	STARWOOD REAL ESTATE INCOME TRUST

DST Dealer Manager upfront selling commissions in an amount up to 2.0% of the equity investment in the DST Interests, upfront dealer manager fees in an amount up to 1.0% of the equity investment in the DST Interests and an investor servicing fee equal to 0.25% per annum of the total equity investment in the DST Interests sold by such DST. All or a portion of the selling commissions, dealer manager fee and investor servicing fee may be reallowed to participating selling dealer(s), as set forth in the applicable agreement between the DST Dealer Manager and such participating selling dealer(s). During the year ended December 31, 2025, DSTs paid the DST Dealer Manager $0.5 million in upfront selling commissions and $0.3 million in upfront dealer manager fees, all of which were reallowed to the applicable participating selling dealer(s). Each DST will also reimburse the DST Dealer Manager in an amount equal to 0.25% of the equity investment in the DST Interests of the equity investment in the DST Interests sold in the applicable offering to account for certain organization and offering expenses incurred by the DST Dealer Manager. For the year ended December 31, 2025, DSTs reimbursed the DST Dealer Manager $0.1 million.

In addition, a DST investor may pay the DST Dealer Manager an outside selling commission of up to 3.0% of such investor’s equity investment per DST Interest in connection with such investor’s participation in the DST Offering. To the extent charged, the outside selling commissions will be paid directly by the investor to the DST Dealer Manager, and the DST Dealer Manager will reallow each outside selling commission to the participating selling dealer(s) who sold the DST Interests giving rise to such outside selling commission, as set forth in the applicable agreement between the DST Dealer Manager and such participating selling dealer(s). For the avoidance of doubt, no DST will receive or pay outside selling commissions. During the year ended December 31, 2025, DST investors did not pay the DST Dealer Manager any outside selling commissions.

The Operating Partnership will pay to the DST Dealer Manager, solely with respect to Operating Partnership units issued in connection with the FMV Option in exchange for DST Interests and only until the fee limit (if any) set forth in the applicable agreement between the DST Dealer Manager and the participating selling dealer(s) that sold such DST Interests in a DST Offering has been reached, an investor servicing fee equal to 0.85% per annum of the aggregate NAV for the applicable Class S-1 units and an investor servicing fee equal to 0.25% per annum of the aggregate NAV for the applicable Class D-1 units. No investor servicing fee will be paid for Class I units. All or a portion of the investor servicing fee may be reallowed to participating selling dealer(s), as set forth in the applicable agreement between the DST Dealer Manager and such participating selling dealer(s). For the year ended December 31, 2025, no investor servicing fees were paid by the Operating Partnership to the DST Dealer Manager.

DST Manager

All material management authority with respect to each DST will be exercised by a subsidiary of Starwood Capital (the “DST Manager”). The DST Manager has the power and authority (i) to manage substantially all of the affairs and limited investment activities of the DSTs, (ii) to perform administrative actions in connection with the DSTs, (iii) to act as signatory trustee of the applicable DSTs, and (iv) to determine when it is appropriate to sell the DST Properties, all of such power and authority is limited to the extent such powers and authority are materially consistent with the powers and authority conferred upon the trustee in Revenue Ruling 2004-86. The DST Manager will be managed by senior members of Starwood Capital.

For its services, the DST Manager generally will receive from each DST a facilitation fee in an amount up to 1.25% of the equity investment in the DST Interests. In addition, the DST Manager will receive a management fee of up to 0.15% of the total equity investment in the DST Interests sold to third parties in the applicable DST Offering, as well as reimbursements of certain expenses associated with the establishment, maintenance and operation of the DST (including any subsidiary DSTs, if applicable), and the management of the DST Properties. For the year ended December 31, 2025, the DST Manager received $365,933 facilitation fee, $178,115 management fee and $73,187 expense reimbursement.

Affiliate Service Agreements

We may, with the approval of a majority of our directors (including a majority of independent directors), retain the Advisor’s affiliates, for necessary services relating to our investments or our operations, including any administrative services, construction, special servicing, leasing, development, property oversight and other property management services, as well as services related to mortgage servicing, group purchasing, healthcare, consulting/brokerage, capital markets/credit origination, loan servicing, property, title or other types of insurance, management consulting and other similar operational matters. Any fees paid to the Advisor’s affiliates for any such services will not reduce the management fee. Any such arrangements will be at market terms and rates.

PROXY STATEMENT 2026	35

Indemnification Agreements with Directors and Officers

We have entered into indemnification agreements with each of our directors and executive officers. Pursuant to the terms of these indemnification agreements, we would indemnify and advance expenses and costs incurred by our directors and executive officers in connection with any claims, suits or proceedings brought against such directors and executive officers as a result of his or her service. However, our indemnification obligation is subject to the limitations set forth in the indemnification agreements and in our charter. We also maintain a directors and officers insurance policy.

Related Party Transaction Policies

In order to reduce or eliminate certain potential conflicts of interest, our charter and the Advisory Agreement contain restrictions and conflict resolution procedures relating to transactions we enter into with our sponsor, the Advisor, our directors or their respective affiliates. The types of transactions covered thereby include the compensation paid to our Advisor, decisions to renew the Advisory Agreement, acquisitions or leases of assets, mortgages and other types of loans and any other transaction in which our sponsor, our Advisor or any of our directors have an interest, reimbursement of operating expenses in excess of the 2%/25% Guidelines, issuances of options and warrants and repurchases of shares. Under the restrictions, these transactions, if permitted, must be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in such transaction. In determining whether to approve or authorize a particular related party transaction, these persons will consider whether the transaction between us and the related party is fair and reasonable to us and has terms and conditions no less favorable to us than those available from unaffiliated third parties.

Conflicts of Interest with the Advisor and its Affiliates

We are subject to conflicts of interest arising out of our relationship with Starwood Capital, including the Advisor and its affiliates. Our chief executive officer, chief financial officer, and our other executive officers are also executives of Starwood Capital. There is no guarantee that the policies and procedures adopted by us, the terms of our charter, the terms and conditions of the Advisory Agreement or the policies and procedures adopted by the Advisor, Starwood Capital and their affiliates, will enable us to identify, adequately address or mitigate these conflicts of interest. Transactions between us and the Advisor or its affiliates will be subject to approval by our independent directors.

Some examples of conflicts of interest that may arise by virtue of our relationship with Starwood Capital, including the Advisor and its affiliates, include:

•

Broad and Wide-Ranging Activities. The Advisor, Starwood Capital and their affiliates engage in a broad spectrum of activities, including a broad range of activities relating to investments in the real estate industry, and have invested or committed billions of dollars in capital through various investment funds, managed accounts and other vehicles affiliated with Starwood Capital. In the ordinary course of their business activities, the Advisor, Starwood Capital and their affiliates may engage in activities where the interests of certain divisions of Starwood Capital and its affiliates, including the Advisor, or the interests of their clients may conflict with the interests of our stockholders. Certain of these divisions and entities affiliated with the Advisor have or may have investment objectives or guidelines similar to our investment guidelines and therefore may compete with us. In particular, Starwood Capital invests in a broad range of real properties and real estate-related debt investments via numerous different investment funds, managed accounts and other vehicles.

•

Starwood Capital’s Policies and Procedures. Specified policies and procedures implemented by Starwood Capital and its affiliates, including the Advisor, to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the advantages across Starwood Capital’s and its affiliates’ various businesses that the Advisor expects to draw on for purposes of pursuing attractive investment opportunities. Because Starwood Capital has many different businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight and more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal and contractual requirements across its various businesses, Starwood Capital has implemented certain policies and procedures (e.g., information walls) that may reduce the benefits that Starwood Capital expects to utilize for purposes of identifying and managing its investments.

36	STARWOOD REAL ESTATE INCOME TRUST

•

Allocation of Investment Opportunities. Certain inherent conflicts of interest arise from the fact that Starwood Capital and its affiliates, including the Advisor (pursuant to the Advisory Agreement), will provide investment management and other services both to us and to other persons or entities, whether or not the investment objectives or guidelines of any such other persons or entities are similar to ours, including, without limitation, the sponsoring, closing and managing of Other Starwood Accounts. “Other Starwood Accounts” means investment funds, REITs, vehicles, accounts, products and other similar arrangements sponsored, advised or managed by Starwood Capital, whether currently in existence or subsequently established. There is overlap of real property real estate debt and real estate-related equity securities investment opportunities with certain Other Starwood Accounts that are actively investing and similar overlap with future Other Starwood Accounts that may be established. This overlap will from time to time create conflicts of interest.

•

With respect to Other Starwood Accounts with investment objectives or guidelines that overlap with ours but that do not have priority over us, investment opportunities are allocated among us and one or more Other Starwood Accounts in accordance with Starwood Capital’s prevailing policies and procedures on a basis that the Advisor and its affiliates believe to be fair and reasonable in their sole discretion, which will either be rotational or on a co-invest basis subject to the applicable investment objectives, size of investments, capital availability, sector/geography, and other factors. Our Board of Directors (including our independent directors) has the duty to ensure that the allocation methodology described above is applied fairly to us.

•

One Other Starwood Account, Starwood Property Trust, focuses primarily on originating, acquiring, financing and managing commercial mortgage loans, other commercial real estate debt investments and CMBS in both the United States and Europe. Starwood Property Trust has priority over us with respect to real estate debt investment opportunities.

•

Starwood Property Trust will have a priority over us with respect to debt-like equity investments, and we will have a priority over Starwood Property Trust with respect to any other real estate equity investments (single asset or portfolio acquisitions) where the total acquisition cost is less than or equal to $300 million.

•	One Other Starwood Account is an opportunistic and value-add joint venture with a state pension plan with a $175 million commitment.

•

One Other Starwood Account, a separate account of approximately $250 million of unused capital, invests primarily in stabilized, income-oriented commercial real estate in the United States, Western Europe and Australia. To the extent an investment satisfies the investment objectives of us and such Other Starwood Account on the same terms, we will have priority over such Other Starwood Account.

•

One Other Starwood Account, a private real estate debt fund (“European Debt Fund”) generally targets performing debt investments related to properties in Europe. European Debt Fund will have priority with respect to a minority portion of such European debt investment.

•

Certain Other Starwood Accounts target real estate debt investments, the Starwood Debt Funds, related to properties in the U.S. and Europe. We do not expect to target such debt investments as our primary investment strategy, but to the extent that we do, such Starwood Debt Funds will have priority with respect to such investment opportunities, and, as such, will result in less of an investment opportunity being made available to us.

•

Finally, one Other Starwood Account, (the “Select Opportunistic Starwood Account”) invests in “opportunistic” real estate, real estate debt and real estate-related securities globally and has priority over us with respect to such investment opportunities. As of December 31, 2025, the Select Opportunistic Starwood Account had approximately $1.4 billion of unused investing capacity and approximately $18.9 billion of gross assets under management.

•

DST Program. The Advisor is affiliated with the DST Dealer Manager and the DST Manager. These relationships may create conflicts of interest with respect to decisions regarding whether to place properties into the DST Program.

•

Corporate Opportunities. Our Board of Directors has adopted a resolution that provides, subject to certain exceptions set forth in our charter, that none of our directors, officers or agents are required to refrain directly or indirectly from engaging in any business opportunities, including any business opportunities in the same or similar business activities or lines of business in which we or any of our affiliates may from time to time be engaged.

•

Investments in Different Levels or Classes of an Issuer’s Securities. From time to time, to the extent permitted by our charter, we and the Other Starwood Accounts may make investments at different levels of an issuer’s or borrower’s capital structure or otherwise in different classes of the same issuer’s securities. Such investments may conflict with the interests of such Other Starwood Accounts in related investments.

PROXY STATEMENT 2026	37

•

Pursuit of Differing Strategies. At times, the investment professionals employed by the Advisor or its affiliates and other investment vehicles affiliated with the Advisor or Starwood Capital may determine that an investment opportunity may be appropriate for only some of the accounts, clients, entities, funds or investment vehicles for which he or she exercises investment responsibility, or may decide that certain of the accounts, clients, entities, funds or investment vehicles should take differing positions with respect to a particular security.

•

Variation in Financial and Other Benefits. A conflict of interest arises where the financial or other benefits available to the Advisor or its affiliates differ among the accounts, clients, entities, funds or investment vehicles that it manages. If the amount or structure of the management fee, the Special Limited Partner’s performance participation interest or the Advisor’s or its affiliates’ compensation differs among accounts, the Advisor might be motivated to help certain accounts over others.

•

Property Management, Advisory and Other Relationships. Starwood Capital is under no obligation to decline any engagements or investments in order to make an investment opportunity available to us. Starwood Capital may come into possession of information that limits its ability to engage in potential transactions.

•

Starwood Capital has long-term relationships with a significant number of corporations and their senior management. In determining whether to invest in a particular transaction on our behalf, the Advisor may consider those relationships, which may result in certain transactions that the Advisor will not undertake on our behalf in view of such relationships.

•

Service Providers. Certain of our service providers (including lenders, brokers, attorneys, investment banking firms and property managers) may be sources of investment opportunities, counterparties therein or advisors with respect thereto. This may influence the Advisor in deciding whether to select such a service provider.

•

We utilize the services of Highmark Residential (formerly Milestone Management), a portfolio company owned by an affiliate of Starwood Capital, to provide property management services for a portion of our multifamily properties. During the fiscal year ended December 31, 2025, we incurred $34.0 million of expenses due to Highmark Residential in connection with its operational and management services.

•

We have engaged Rinaldi, Finkelstein & Franklin, L.L.C. to provide legal services. One of our officers, Matthew S. Guttin, is an employee of Rinaldi, Finkelstein & Franklin, L.L.C. During the fiscal year ended December 31, 2025, we incurred $0.5 million in services.

•

We have engaged Essex Title, a joint venture between Starwood and other strategic partners, to provide title agency services. During the fiscal year ended December 31, 2025, we incurred $3.2 million in services.

•

We have engaged Starwood Retail Partners to provide leasing and legal services. During the year ended December 31, 2025, we incurred approximately $0.3 million for services provided by Starwood Retail Partners.

•

We have incurred legal expenses from third party law firms whose lawyers have been seconded to affiliates of Starwood Capital for the purpose of providing legal services in Europe to investment vehicles sponsored by Starwood Capital. During the year ended December 31, 2025, the amounts incurred for services provided were insignificant.

•

We have engaged STR Management Co, LLC, an affiliate of the Advisor, to provide property management services to certain of our residential units that function as short term rental assets. During the year ended December 31, 2025, we incurred approximately $1.1 million for such property management services.

•

We have entered into an agreement with an affiliate of Starwood Global Opportunity Fund XI to assist with property management in Spain and Italy. During the year ended December 31, 2025, the amounts incurred for services provided were $0.3 million.

•

Material, Non-Public Information. We, directly or through Starwood Capital, the Advisor or certain of their respective affiliates may come into possession of material, non-public information with respect to an issuer in which we have invested or may invest. Should this occur, the Advisor may be restricted from buying or selling securities, derivatives or loans of the issuer on our behalf until such time as the information becomes public or is no longer deemed material.

•

Possible Future Activities. The Advisor and its affiliates may expand the range of services that they provide over time. Except as and to the extent expressly provided in the Advisory Agreement, the Advisor and its affiliates are not restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest.

38	STARWOOD REAL ESTATE INCOME TRUST

•

Transactions with Other Starwood Accounts and Other Affiliates. From time to time, we may enter into purchase and sale transactions and joint ventures with Other Starwood Accounts. Such transactions will be conducted in accordance with, and subject to, our charter (including the requirement that such transaction be approved by a majority of our directors, including a majority of our independent directors, not otherwise interested in the transaction as being fair and reasonable and on terms no less favorable than those available from unaffiliated third parties).

•

Other Affiliate Transactions. In connection with investments in which we participate alongside Other Starwood Accounts, we may from time to time share certain rights with such Other Starwood Accounts relating to such investments for legal, tax, regulatory or other similar reasons. There can be no assurance that the return on our investment will be equivalent to or better than the returns obtained by Starwood Capital or its other affiliates.

Further, conflicts could arise once we and Starwood Capital or its affiliates have made our respective investments. For example, if we enter into a joint venture with an Other Starwood Account, our interests and the interests of such Other Starwood Account may conflict, for example when one joint venture partner seeks to sell the property in the joint venture but the other joint venture partner does not. In such situations, the ability of the Advisor to recommend actions in our best interests might be impaired.

PROXY STATEMENT 2026	39

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The Audit Committee has appointed Deloitte as our independent registered public accounting firm for the year ending December 31, 2026 and has directed that the appointment of such independent registered public accounting firm be submitted for ratification by our stockholders at the Annual Meeting.

We have been advised by Deloitte that neither that firm nor any of its associates has any relationship with us or our subsidiaries other than the usual relationship that exists between an independent registered public accounting firm and its clients. We expect that representatives of Deloitte will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. If the appointment of Deloitte is not ratified, our Audit Committee will reconsider the appointment.

Stockholder ratification of the appointment of Deloitte as our independent registered public accounting firm is not required by our charter or otherwise. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our best interests.

Audit and Non-Audit Fees

Aggregate fees that we were billed for the fiscal year ended December 31, 2025 and 2024 by Deloitte, our independent registered public accounting firm, were as follows:

	Year Ended December 31, 2025	Year Ended December 31, 2024
Audit fees[1]	$1,760,000	$2,370,900
Audit-related fees[2]	806,100	1,151,400
Tax fees	—	—
All other fees	—	—
Total	$2,566,100	$3,522,300

Our Audit Committee was advised that there were no services provided by Deloitte that were unrelated to the audit of the annual fiscal year-end financial statements and the review of interim financial statements that could impair Deloitte from maintaining its independence as our independent auditor and concluded that it was independent.

1	Audit fees include amounts billed to us related to annual financial statement audit work, quarterly financial statement reviews and reviews of SEC registration statements.
2

Audit-related fees include amounts billed to us for assurance and related services that traditionally are performed by independent auditors that are reasonably related to the performance of the audit, our stand-alone subsidiary audits or review of the financial statements, such as due diligence related to acquisition, attestation services that are not required by statute or regulation, internal control reviews, and consultation concerning financial accounting and reporting standards.

40	STARWOOD REAL ESTATE INCOME TRUST

Audit Committee Pre-Approval Policies and Procedures

In accordance with our Audit Committee’s pre-approval policy, all audit services performed for us by our independent registered public accounting firm were pre-approved by our Audit Committee.

The pre-approval policy provides for categorical pre-approval of specified audit and permissible non-audit services. Services to be provided by the independent registered public accounting firm that are not within the category of pre-approved services must be approved by our Audit Committee prior to engagement, regardless of the service being requested or the dollar amount involved.

Requests or applications for services that require specific separate approval by our Audit Committee are required to be submitted to our Audit Committee, and must include a description of the services to be provided and a statement by the independent registered public accounting firm and our principal accounting officer confirming that the provision of the proposed services does not impair the independence of the independent registered public accounting firm.

Our Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to our Audit Committee at its next scheduled meeting. Our Audit Committee does not delegate to management its responsibilities to pre-approve services to be performed by the independent registered public accounting firm.

VOTING RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE

“FOR” THE RATIFICATION OF DELOITTE & TOUCHE LLP AS OUR INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2026.

PROXY STATEMENT 2026	41

Audit Committee Report

Our Audit Committee carries out oversight functions with respect to the preparation, review and audit of our financial statements, our system of internal controls and the qualifications, independence and performance of our internal auditor consultants and independent auditors, and issues related to cybersecurity impacting our company, and operates under a written charter adopted by the Board of Directors. The charter can be viewed, together with any future changes that may occur, on our website at www. starwoodnav.reit. The Audit Committee has the sole authority and responsibility to select, evaluate and, as appropriate, replace our independent auditors. The Audit Committee members are “independent,” consistent with the qualifications set forth in our charter, the listing standards of the NYSE and Rule 10A-3 under the Exchange Act applicable to board of directors in general and audit committees in particular.

Our management is responsible for the development, maintenance and evaluation of internal controls and procedures and our financial reporting system, the maintenance of appropriate accounting and financial reporting principles or policies and the preparation, presentation and integrity of our financial statements. Our independent registered public accounting firm is responsible for auditing our consolidated financial statements in accordance with U.S. generally accepted auditing standards and expressing an opinion as to their conformity with U.S. generally accepted accounting principles. The Audit Committee’s responsibility is to monitor and oversee the foregoing functions.

The Audit Committee reviews our financial reporting process on behalf of the Board of Directors. In performance of its oversight function, the Audit Committee has met and held discussions with management and our independent registered public accounting firm with respect to our audited consolidated financial statements for fiscal year 2025 and related matters. Management advised the Audit Committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles and the Audit Committee has reviewed and discussed the consolidated financial statements with management and our independent auditors, Deloitte. Our independent auditors presented to and reviewed with the Audit Committee the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. Our independent auditors also provided to the Committee the written disclosures and the letter from the auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and in connection therewith the Committee discussed with the independent auditors their views as to their independence. The Audit Committee also reviewed, among other things, the audit and non-audit services performed by, and the amount of fees paid for such services to, Deloitte. The Audit Committee meetings regularly include executive sessions with our independent registered public accounting firm without the presence of our management.

In undertaking its oversight function, the Audit Committee relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent auditors included in their report on our financial statements. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance or professional opinion as to the sufficiency of the external audits, whether our company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles, or on the effectiveness of the system of internal control.

Based on the Audit Committee’s considerations, discussions with management and discussion with the independent auditors as described above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC.

Submitted by the Audit Committee of the Company’s Board of Directors:

•	Dale Anne Reiss (Chair)

•	David B. Henry

•	James Walker

•	Peggy Lamb

42	STARWOOD REAL ESTATE INCOME TRUST

Annual Report

Our Annual Report on Form 10-K was previously delivered to our stockholders.

We make available, free of charge on our website, all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. To access these filings, go to our website, www.starwoodnav.reit, and click “Resources—SEC Filings.” Copies of our Annual Report on Form 10-K including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to Secretary, Starwood Real Estate Income Trust, Inc., 2340 Collins Avenue, Miami Beach, Florida 33139.

Other Matters

Our management does not know of any other matters to come before the Annual Meeting. If, however, any other matters do come before the Annual Meeting, it is the intention of the persons designated as proxies to vote in accordance with their discretion on such matters.

Stockholder Proposals for the 2027 Annual Meeting

If you wish to submit a stockholder proposal pursuant to Rule 14a-8 under the Exchange Act for inclusion in our proxy statement and proxy card for our 2027 Annual Meeting of Stockholders, your proposal must be received by our Secretary on or before February 17, 2027. Your proposal should be mailed by certified mail return receipt requested to our Secretary at Starwood Real Estate Income Trust, Inc., 2340 Collins Avenue, Miami Beach, Florida 33139. Failure to deliver a proposal in accordance with this procedure may result in it not being deemed timely received. In addition, if you desire to bring business (including director nominations) before our 2027 Annual Meeting, you must comply with our bylaws, which currently require that you provide written notice of such business to our Secretary no earlier than January 18, 2027, and no later than 5:00 p.m. Eastern Time on February 17, 2027. However, if the 2027 Annual Meeting is advanced or delayed more than 30 days from the first anniversary of the date of the Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Eastern Time on the later of the 120th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. For additional requirements, stockholders should refer to our bylaws, Article II, Section 11, “Advance Notice of Stockholder Nominees for Director and Other Stockholder Proposals,” a current copy of which may be obtained from our Secretary.

In addition to the notice and information requirements contained in our bylaws, and as required by the universal proxy rules, stockholders who, in connection with our 2027 Annual Meeting of Stockholders intend to solicit proxies in support of director nominees other than our company’s nominees must provide notice that sets forth the information required by Rule 14a-19 no later than June 12, 2027, unless the date of the 2027 Annual Meeting of Stockholders has changed by more than 30 calendar days from the anniversary date of the Annual Meeting, in which case such notice must be provided by the later of 60 calendar days prior to the date of the 2027 Annual Meeting of Stockholders or the 10th calendar day following the day on which public announcement of the date of the 2027 Annual Meeting of Stockholders is first made by our company.

Householding of Proxy Materials

SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more stockholders sharing the same address by delivering a single proxy statement or a single notice addressed to those stockholders. This process, which is commonly referred to as “householding,” provides cost savings for companies. Some brokers household proxy materials, delivering a single proxy statement or notice to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are

PROXY STATEMENT 2026	43

notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, or if you are receiving duplicate copies of these materials and wish to have householding apply, please notify your broker. You may also call (833) 433-4344 or write to: SS&C GIDS, Inc., P.O. Box 219426, Kansas City, MO 64121, and include your name, the name of your broker or other nominee and your account number(s). You can also request prompt delivery of a copy of the Proxy Statement and Annual Report on Form 10-K by contacting Alliance Advisors, LLC 150 Clove Road, Little Falls, NJ 07474, 1-877-777-2857.

44	STARWOOD REAL ESTATE INCOME TRUST

NOW LEASING

www.starwoodnav.reit

Proxy Statement

And Notice of Annual Meeting of Stockholders

Proxy Statement www.starwoodnav.reit And Notice of Annual Meeting of Stockholders

PROXY VOTING INSTRUCTIONS number Please have ready your when 11-digit voting control by Internet or telephone.Vote Your Proxy on the Internet:Go to https://web.viewproxy.com/SREIT/2026Have your proxy card available when you access the above website. Follow the prompts to vote your shares. Mr AB Sample Vote Your Proxy by Phone: Call 1-866-402-3905Sample Street Use any touch-tone telephone to vote Sample Town your proxy. Have your proxy card available when you call. Follow the voting instructions Sampleshire, XXX XXX to vote your shares.Vote Your Proxy by Mail:Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided. QR Code scan hereAs a stockholder of Starwood Real Estate Income Trust, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic or telephonic vote authorizes the named proxies to vote CONTROL NUMBER your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 5:00 pm, Eastern Time, on Friday, August 7, 2026. t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. t STARWOOD REAL ESTATE INCOME TRUST, INC. TUESDAY, ANNUAL AUGUST MEETING 11, 2026 OF 9:00 STOCKHOLDERS AM, EASTERN TIME THE BOARD OF DIRECTORS THIS PROXY OF IS STARWOOD SOLICITED REAL ON BEHALF ESTATE OF INCOME TRUST, INC. The undersigned hereby appoints Matthew Guttin and Joseph Nieto (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Starwood Real Estate Income Trust, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given.THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IDENTICAL TO THE BOARD OF DIRECTORS RECOMMENDATION. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies Mr AB Sample are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or Sample Street postponement thereof. Sample Town You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark Sampleshire, XXX XXX any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (see below) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE. Signature CONTROL NUMBER Date Title Signature (Joint Owners) Authorized Signatures—Must be completed for your instructions to be Address Change: executed. Please sign exactly as your name(s) appears on your account. If held in (If you noted any Address Changes above, please mark joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of box.) o corporation and title of authorized officer signing the Proxy Card.

When properly executed, your proxy card/voting instruction form will be voted in the manner you direct. If you do not specify your choices, your shares will be voted FOR on Proposals 1 and 2.

Please mark your votes like this ☒

1. ELECTION OF 10 DIRECTORS:	FOR	AGAINST	ABSTAIN
1.01 Barry S. Sternlicht	☐	☐	☐
1.02 Nora Creedon	☐	☐	☐
1.03 Jonathan Pollack	☐	☐	☐
1.04 Austin Nowlin	☐	☐	☐
1.05 Richard D. Bronson	☐	☐	☐
1.06 David B. Henry	☐	☐	☐
1.07 Robin Josephs	☐	☐	☐
1.08 Peggy Lamb	☐	☐	☐
1.09 Dale Anne Reiss	☐	☐	☐
1.10 James E. Walker	☐	☐	☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on August 11, 2026: The Proxy Statement and Annual report are available at: https://web.viewproxy.com/SREIT/2026t PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. tspecify When properly your choices, executed, your your shares proxy will be card/voting voted FOR instruction on Proposals form 1 and will 2 be . voted in the manner you direct. If you do not Please mark your votes like this 2. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the Your Board of Directors recommends a vote FOR on Proposals 1 year ending December 31, 2026. and 2. FOR o AGAINST o ABSTAIN o1. ELECTION OF 10 DIRECTORS: FOR AGAINST ABSTAIN 1.01 Barry S. Sternlicht o o o 1.02 Nora Creedon o o o 1.03 Jonathan Pollack o o o 1.04 Austin Nowlin o o o 1.05 Richard D. Bronson o o o 1.06 David B. Henry o o o 1.07 Robin Josephs o o o 1.08 Peggy Lamb o o o 1.09 Dale Anne Reiss o o o 1.10 James E. Walker o o o